PUTNAM VARIABLE TRUST
Class IB shares
PROSPECTUS - April 30, 1998   , as revised July 2, 1998

Putnam Variable Trust (the "Trust") offers shares of beneficial interest in separate investment portfolios (collectively, the "funds") for purchase by separate accounts of various insurance companies. The funds, which have different investment objectives and policies, offered by this prospectus are: Putnam VT Asia Pacific Growth Fund, Putnam VT Diversified Income Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Global Asset Allocation Fund, Putnam VT Global Growth Fund, Putnam VT Growth and Income Fund, Putnam VT Health Sciences Fund, Putnam VT High Yield Fund, Putnam VT International Growth Fund, Putnam VT International Growth and Income Fund, Putnam VT International New Opportunities Fund, Putnam VT Investors Fund, Putnam VT Money Market Fund, Putnam VT New Opportunities Fund, Putnam VT New Value Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT U.S. Government and High Quality Bond Fund, Putnam VT Utilities Growth and Income Fund, Putnam VT Vista Fund and Putnam VT Voyager Fund. Shares of each fund are currently divided into two classes:
class IA shares, offered pursuant to another prospectus, and class IB shares, offered hereby. The offering of class IB shares commenced as of the date of this prospectus.

An investment in Putnam VT Money Market Fund is neither insured nor guaranteed by the U.S. government. There can be no assurance that Putnam VT Money Market Fund will be able to maintain a stable net asset value of $1.00 per share.

Putnam VT High Yield Fund invests primarily in, and Putnam VT Diversified Income Fund may invest significantly in, lower-rated bonds, commonly known as "junk bonds." These investments are subject to a greater risk of loss of principal and non-payment of interest. Investors should carefully assess the risks associated with an investment in either fund.

This prospectus explains concisely what you should know before investing in the Trust and should be read in conjunction with the prospectus for the separate account of the variable annuity or variable life insurance product that accompanies this prospectus. Please read it carefully and keep it for future reference. Investors can find more detailed information about the Trust in the April 30, 1998, statement of additional information (the "SAI"), as amended from time to time. For a free copy of the SAI, call Putnam Investor Services at 1-800-521-0538. The SAI has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated into this prospectus by reference. The Commission maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference into this prospectus and the SAI, and other information regarding registrants that file electronically with the Commission.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR
GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT
INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL
RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING
THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

SHARES OF THE FUNDS ARE PRESENTLY AVAILABLE AND ARE BEING
MARKETED EXCLUSIVELY AS A POOLED FUNDING VEHICLE FOR VARIABLE
ANNUITY CONTRACT AND VARIABLE LIFE INSURANCE POLICY SEPARATE
ACCOUNTS OF VARIOUS INSURANCE COMPANIES.


ABOUT THE TRUST

The Trust
 .................................................................
This section explains the Trust's relationship to various variable annuity and variable life insurance products and advises prospective investors to read the prospectus issued by the relevant insurance company for information about the annuity or insurance product.

Investment objectives and policies of the funds
 .................................................................
Each of the funds is managed according to its own specific investment objective or objectives and identifies risks associated with a fund's investment policies. Read this section to make sure a fund's objectives are consistent with your own.

Common investment policies and techniques
 .................................................................
Certain investment policies and techniques apply to two or more of the funds. This section defines, describes, and explains these policies and techniques.

How performance is shown
 .................................................................
This section describes and defines the measures used to assess fund performance. All data are based on past investment results and do not predict future performance.

How the Trust is managed
 .................................................................
Consult this section for information about the Trust's management, allocation of its expenses, and how it purchases and sells securities.

Organization and history
 .................................................................
In this section, you will learn when the Trust was introduced, how it is organized, how it may offer shares, and who its Trustees are.


ABOUT YOUR INVESTMENT

Sales and redemptions
 .................................................................
This section describes the terms under which shares may be purchased and redeemed by insurance company separate accounts.

Distribution plan
 ................................................................
This section tells you what distribution fees are charged against the class IB shares.

How a fund values its shares
 .................................................................
This section explains how a fund determines the value of its shares.

How a fund makes distributions to shareholders; tax information
 .................................................................
This section describes how fund dividends are paid to various insurance separate accounts. It also discusses the tax status of the payments and counsels you to seek specific advice about your own situation.

Financial information
 .................................................................
This section informs you that each year you will receive semiannual and annual reports of the Trust.

ABOUT PUTNAM INVESTMENTS, INC.
 .................................................................
Read this section to learn more about the companies that provide marketing, investment management, and shareholder account services to Putnam funds and their shareholders.

APPENDIX
Securities ratings

About the Trust

THE TRUST

The Trust is designed to serve as a funding vehicle for insurance separate accounts associated with variable annuity contracts and variable life insurance policies. The Trust presently serves as the funding vehicle for variable annuity contracts and variable life insurance policies offered by separate accounts of various insurance companies. You should consult the prospectus issued by the relevant insurance company for more information about a separate account. Shares of the Trust are offered to these separate accounts through Putnam Mutual Funds Corp. ("Putnam Mutual Funds"), the principal underwriter for the Trust.

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

Each fund of the Trust has its own investment objective or objectives which it pursues through its own investment policies as described below. The particular objectives and policies of the funds can be expected to affect the return of each fund and the degree of market and financial risk to which each fund is subject. For more information about the investment strategies employed by the funds, see "Common investment policies and techniques." The investment objectives and policies of each fund may, unless otherwise specifically stated, be changed by the Trustees without a vote of the shareholders. As a matter of policy, the Trustees would not materially change the investment objective or objectives of a fund without shareholder approval. None of the funds is intended to be a complete investment program, and there is no assurance that any fund will achieve its objective or objectives.

Additional portfolios with differing investment objectives and policies may be created from time to time for use as funding vehicles for insurance company separate accounts or for other insurance products. In addition, the Trustees may, subject to any necessary regulatory approvals, eliminate any fund or divide any fund into two or more classes of shares with such special or relative rights and privileges as the Trustees may determine.


Glossary

The following terms are frequently used in this prospectus. Many of these terms are explained in greater detail under "Common investment policies and techniques."

"Putnam Management" --  Putnam Investment Management, Inc., the
Trust's investment manager

"S&P" --  Standard & Poor's

"Moody's" --  Moody's Investors Service, Inc.

"U.S. government securities" -- debt securities issued or guaranteed by the U.S. government, by various of its agencies, or by various instrumentalities established or sponsored by the U.S. government. Certain U.S. government securities, including U.S. Treasury bills, notes and bonds, mortgage participation certificates guaranteed by Ginnie Mae, and Federal Housing Administration debentures, are supported by the full faith and credit of the United States. Other U.S. government securities issued or guaranteed by federal agencies or government-sponsored enterprises are not supported by the full faith and credit of the United States. These securities include obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal Home Loan Banks, and obligations supported only by the credit of the instrumentality, such as Fannie Mae bonds.

"CMOs" --  collateralized mortgage obligations

"Ginnie Mae" --  Government National Mortgage Association

"Fannie Mae" --  Federal National Mortgage Association

"Freddie Mac" --  Federal Home Loan Mortgage Corporation

PUTNAM VT ASIA PACIFIC GROWTH FUND

Putnam VT Asia Pacific Growth Fund's investment objective is to seek capital appreciation. In seeking capital appreciation, the fund will invest primarily in securities of companies located in Asia and in the Pacific Basin. The fund's investments will normally include common stocks, preferred stocks, securities convertible into common stocks or preferred stocks, and warrants to purchase common stocks or preferred stocks. The fund may also invest to a lesser extent in debt securities and other types of investments if Putnam Management believes they would help achieve the fund's objective. The fund may hold a portion of its assets in cash and high-quality money market instruments.

The fund may invest in securities of issuers located in any country in Asia or the Pacific Basin where Putnam Management believes there is potential for above-average capital appreciation. Such countries may include, for example, Australia, Hong Kong, India, Indonesia, Japan, Korea, Malaysia, New Zealand, the People's Republic of China, the Philippines, Singapore, Taiwan and Thailand.

It is anticipated that under normal market conditions the fund will invest at least 85% of its assets in securities of companies located in Asia and in the Pacific Basin that Putnam Management believes have potential for capital appreciation. The fund will consider an issuer of securities to be located in Asia or in the Pacific Basin if it is organized under the laws of a country in Asia or the Pacific Basin and has a principal office in a country in Asia or the Pacific Basin, if it derives 50% or more of its total revenues from business in Asia or the Pacific Basin, or if its equity securities are traded principally on a securities exchange in Asia or the Pacific Basin. It is anticipated that under normal circumstances the fund will invest at least 65% of its assets in securities of issuers meeting at least one of the first two criteria described in the preceding sentence. For a discussion of the risks associated with foreign investing, see "Common investment policies and techniques -- Foreign investments."

The fund will not limit its investments to any particular type of company. The fund may invest in companies, large or small, whose earnings are believed to be in a relatively strong growth trend, or in companies in which significant further growth is not anticipated but whose securities are thought to be undervalued. It may invest in small and relatively less well-known companies. These companies, which typically have equity market capitalizations below $1 billion, may present greater opportunities for capital appreciation, but may also involve greater risk. They may have limited product lines, markets or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume, and only in the over-the-counter market or on a regional securities exchange. As a result, these securities may fluctuate in value more than those of larger, more established companies.

Debt securities in which the fund may invest will generally be rated at the time of purchase at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's ("S&P"), and in any event the fund will not invest in debt securities rated at the time of purchase less than Baa by Moody's and BBB by S&P, or unrated securities that Putnam Management determines are of comparable quality, if as a result more than 5% of the fund's assets would be invested in such securities. Debt securities rated Baa or BBB have speculative characteristics and adverse economic conditions may lead to a weakened capacity to pay interest and repay principal.

For a discussion of the risks associated with investing in lower-rated debt securities, see "Common investment policies and techniques - Lower-rated and other fixed income securities."

In addition to engaging in the options and futures transactions described under "Common investment policies and techniques -- Futures and options," the fund may purchase warrants, issued by banks and other financial institutions, whose values are based on the values of one or more stock indices.

The fund may engage in defensive strategies when Putnam Management judges that conditions in the securities markets make pursuing the fund's basic investment strategy inconsistent with the best interests of its shareholders. When pursuing such defensive strategies, the fund may invest without limit in securities primarily traded in U.S. markets or in other markets outside Asia or the Pacific Basin. See "Common investment policies and techniques" below for a discussion of these strategies. The fund may also engage in foreign currency exchange transactions and in transactions in futures and options, enter into repurchase agreements, loan its portfolio securities and purchase securities for future delivery. See "Common investment policies and techniques" below for a discussion of these securities and types of transactions and the risks associated with them.

Putnam VT Asia Pacific Growth Fund will generally be managed in a style similar to that of Putnam Asia Pacific Growth Fund.

PUTNAM VT DIVERSIFIED INCOME FUND

Putnam VT Diversified Income Fund seeks high current income consistent with capital preservation. The fund pursues its investment objective by allocating its investments among the following three sectors of the fixed-income securities markets:

* a U.S. Government and Investment Grade Sector, consisting primarily of debt obligations of the U.S. government, its agencies and instrumentalities;

* a High Yield Sector, consisting of primarily high-yielding, lower-rated, higher-risk U.S. and foreign corporate fixed-income securities; and

* an International Sector, consisting of obligations of foreign governments, their agencies and instrumentalities, and other fixed-income securities denominated in foreign currencies.

Putnam Management believes that diversifying the fund's investments among these sectors, as opposed to investing exclusively in any one sector, will better enable the fund to preserve capital while pursuing its objective of high current income. Historically, the markets for U.S. government securities, high yielding corporate fixed-income securities, and debt securities of foreign issuers have tended to behave independently and have at times moved in opposite directions. For example, U.S. government securities have generally been affected negatively by inflationary concerns resulting from increased economic activity. High-yield corporate fixed-income securities, on the other hand, have generally benefitted from increased economic activity due to improvements in the credit quality of corporate issuers. The reverse has generally been true during periods of economic decline. Similarly, U.S. government securities have often been negatively affected by a decline in the value of the dollar against foreign currencies, while the bonds of foreign issuers held by U.S. investors have generally benefitted from such decline. Putnam Management believes that, when financial markets exhibit such a lack of correlation, a pooling of investments among these markets may produce greater preservation of capital over the long term than would be obtained by investing exclusively in any one of the markets.

Putnam Management will determine the amount of assets to be allocated to each of the three market sectors in which the fund will invest based on its assessment of the returns that can be achieved from a portfolio which is invested in all three sectors. In making this determination, Putnam Management will rely in part on quantitative analytical techniques that measure relative risks and opportunities of each market sector based on current and historical market data for each sector, as well as on its own assessment of economic and market conditions. Although there are no fixed limits on allocations among sectors, including investments in the High Yield Sector, Putnam Management will continuously review this allocation of assets and make such adjustments as it deems appropriate. Because of the importance of sector diversification to the fund's investment policies, Putnam Management expects that a substantial portion of the fund's assets will normally be invested in each of the three market sectors. The fund's assets allocated to each of these market sectors will be managed in accordance with particular investment policies, which are summarized below.

The fund may engage in defensive strategies when Putnam Management judges that conditions in the securities markets make pursuing the fund's basic investment strategy inconsistent with the best interests of its shareholders. When pursuing such defensive strategies, the fund may invest without limit in securities primarily traded in U.S. markets. See "Common investment policies and techniques" below for a discussion of these strategies.

The fund may invest in premium securities, engage in foreign currency exchange transactions, transactions in futures and options, enter into repurchase agreements, loan its portfolio securities and purchase securities for future delivery. See "Common investment policies and techniques" below for a discussion of these securities and types of transactions and the risks associated with them. The fund may also hold a portion of its assets in cash and money market instruments.

Putnam VT Diversified Income Fund will generally be managed in a style similar to that of Putnam Diversified Income Trust.

U.S. Government and Investment Grade Sector

The fund will invest assets allocated to the U.S. Government and Investment Grade Sector primarily in U.S. government securities. The fund may also purchase other fixed-income securities that are rated at least BBB or Baa by a nationally recognized securities rating agency such as S&P or Moody's, or, if unrated, are determined by Putnam Management to be of comparable quality. In purchasing securities for the U.S. Government and Investment Grade Sector, Putnam Management may take full advantage of the entire range of maturities of eligible fixed-income securities and may adjust the average maturity of the investments held in the portfolio from time to time, depending on its assessment of relative yields of securities of different maturities and its expectations of future changes in interest rates. Under normal market conditions, the fund will invest at least 20% of its net assets in U.S. government securities, and at least 65% of the assets allocated to the U.S. Government and Investment Grade Sector will be invested in U.S. government securities.

The fund may invest assets allocated to the U.S. Government and Investment Grade Sector in a variety of debt securities, including asset-backed and mortgage-backed securities, such as CMOs and certain stripped mortgage-backed securities, that are issued by private U.S. issuers. For a description of these securities, and the risks associated with them, see "Common investment policies and techniques -- Mortgage-backed and asset-backed securities."

As noted above, with respect to assets allocated to the U.S. Government and Investment Grade Sector, the fund will only invest in privately issued debt securities that are rated at least BBB or Baa by a nationally recognized securities rating agency such as S&P or Moody's, or in unrated securities that Putnam Management determines are of comparable quality. The fund will not necessarily dispose of a security if its rating is reduced below its rating at the time of purchase. However, Putnam Management will consider such reduction in its determination of whether the fund should continue to hold the security in its portfolio. The foregoing investment limitations will be measured at the time of purchase and, to the extent that a security is assigned a different rating by one or more of the various rating agencies, Putnam Management will use the highest rating assigned by any agency.

Risk factors. U.S. government securities are considered among the safest of fixed-income investments, but their values, like those of other debt securities, will fluctuate with changes in interest rates. Changes in the value of portfolio securities will not affect interest income from those securities, but will be reflected in the fund's net asset value. Thus, a decrease in interest rates will generally result in an increase in the value of fund shares. Conversely, during periods of rising interest rates, the value of fund shares will generally decline. The magnitude of these fluctuations will generally be greater for securities with longer maturities, and the fund expects that its portfolio will normally be weighted towards longer maturities. Because of their added safety, the yields available from U.S. government securities are generally lower than the yields available from comparable corporate debt securities.

While certain U.S. government securities, such as U.S. Treasury obligations and Ginnie Mae certificates, are backed by the full faith and credit of the U.S. government, other securities in which the fund may invest are subject to varying degrees of risk of default. These risk factors include the creditworthiness of the issuer and, in the case of mortgage-backed and asset-backed securities, the ability of the underlying mortgagors or other borrowers to meet their obligations.

High Yield Sector

The fund will invest assets allocated to the High Yield Sector primarily in high yielding, lower-rated, higher risk U.S. and foreign corporate fixed-income securities, including debt securities, convertible securities and preferred stocks. As discussed below, however, under certain circumstances the fund may invest all or any part of the High Yield Sector portfolio in higher-rated and unrated fixed-income securities. The fund will not necessarily invest in the highest yielding securities available if in Putnam Management's opinion the differences in yield are not sufficient to justify the higher risks involved.

The High Yield Sector may invest in any security which is rated at least Caa or CCC by a nationally recognized securities rating agency, such as Moody's or S&P or in any unrated security that Putnam Management determines is of comparable quality. In addition, the High Yield Sector may invest up to 5% of its net assets in securities rated below Caa or CCC by each rating agency rating such security, or in unrated securities that Putnam Management determines are of comparable quality. No more than 5% of the net assets of the fund, regardless of whether they are allocated to the High Yield Sector or the International Sector, may be invested in securities rated below Caa or CCC by a nationally recognized securities rating agency, or, if unrated, determined by Putnam Management to be of comparable quality. Securities rated below Caa or CCC are of poor standing and may be in default.

The fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Putnam Management will consider such reduction in its determination of whether the fund should continue to hold the security in its portfolio. The foregoing investment limitations will be measured at the time of purchase and, to the extent that a security is assigned a different rating by one or more of the various rating agencies, Putnam Management will use the highest rating assigned by any agency. The rating services' descriptions of these rating categories, including the speculative characteristics of the lower categories, are included in the Appendix to this prospectus.

The table below shows the percentages of fund assets invested during fiscal 1997 in securities assigned to the various rating categories by S&P, or, if unrated by S&P, assigned to comparable rating categories by another rating agency, and in unrated securities determined by Putnam Management to be of comparable quality.



                 Rated securities,      Unrated securities of
                 as percentage of      comparable quality, as
Rating              net assets        percentage of net assets
------             -------------      ------------------------
"AAA"                 0.04%                      --
"AA"                    --                       --
"A"                   0.06%                      --
"BBB"                 0.27%                      --
"BB"                  6.09%                    0.25%
"B"                  21.86%                    4.86%
"CCC"                 2.94%                    0.06%
"CC"                  0.34%                      --
"C"                     --                       --
"D"                   0.13%                      --
                     ------                    -----
Total                31.73%                    5.17%
                     ======                    =====

For a description of the risks associated with investments in fixed-income securities, including lower-rated fixed-income securities, see "Common investment policies and techniques --
Lower-rated and other fixed-income securities."

The fund may invest assets allocated to the High Yield Sector in participations and assignments of fixed and floating rate loans made by financial institutions to governmental or corporate borrowers. In addition to the more general investment considerations applicable to fixed-income investments, participations and assignments involve the risk that the institution's insolvency could delay or prevent the flow of payments on the underlying loan to the fund. The fund may have limited rights to enforce the terms of the underlying loan, and the liquidity of loan participations and assignments may be limited.

The fund may also invest assets allocated to the High Yield Sector in lower-rated securities of foreign corporate and governmental issuers denominated either in U.S. dollars or in foreign currencies. For a discussion of the risks associated with foreign investing, see "Common investment policies and techniques -- Foreign investments."

The fund may invest in securities of issuers in emerging markets, as well as more developed markets. Investing in emerging markets generally involves more risk than investing in developed markets.

International Sector

The fund will invest the assets allocated to the International
Sector in debt obligations and other fixed-income securities    ,
primarily those of     non-U.S.    issuers    .  These securities
include:

*  debt obligations issued or guaranteed by foreign   ,
   national, provincial, state, or other governments with taxing authority, or by their agencies or instrumentalities;

*  debt obligations of supranational entities (described below);
   and

*  debt obligations and other fixed-income securities of foreign
      corporate issuers     and    similar non-U.S. dollar
   denominated securities of     U.S. corporate issuers.

   Investments     in the International Sector   are not subject
to any limitation based on     securities    ratings (other than
the limitation set forth below) and may be denominated     in any
   currency, including the U.S. dollar.  To the extent a security
is assigned a different     rating    by one or more rating
agencies, Putnam Management will use the highest rating assigned
by any agency.  No     more than 5% of the net assets of the
fund, regardless of whether they are allocated to the High Yield Sector or the International Sector, may be invested in securities
   that are     rated below Caa or CCC by a nationally recognized
securities rating agency, or, if unrated,    are     determined
by Putnam Management to be of comparable quality.     Investments
in fixed income securities of foreign governments and supranational entities will be allocated to the International
Sector.  The     High Yield Sector   and the International Sector
may make investments in foreign corporate fixed income securities.

In the past, yields available from securities denominated in foreign currencies have often been higher than those of securities denominated in U.S. dollars. Putnam Management will consider expected changes in foreign currency exchange rates in determining the anticipated returns of securities denominated in foreign currencies.

The obligations of foreign governmental entities, including supranational issuers, have various kinds of government support. Obligations of foreign governmental entities include obligations issued or guaranteed by national, provincial, state or other governments with taxing power or by their agencies. These obligations may or may not be supported by the full faith and credit of a foreign government.

Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Steel and Coal Community, the Asian Development Bank, and the Inter-American Development Bank. The governmental members or "stockholders" usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowing. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves, and net income.

For a discussion of the risks associated with foreign investments, see "Common investment policies and techniques --
Foreign investments."

PUTNAM VT THE GEORGE PUTNAM FUND OF BOSTON

Putnam VT The George Putnam Fund of Boston seeks to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds which will produce both capital growth and current income.

In seeking its objective, the fund may invest in almost any type of security or negotiable instrument, including cash or money market instruments. The fund's portfolio will include some securities selected primarily to provide for capital protection, others selected for dependable income and still others for growth in value. The proportion invested in each type of security is not fixed, although ordinarily no more than 75% of the fund's assets consist of common stocks and that portion of the value of convertible securities attributable to conversion rights. The fund may, however, at times invest more than 75% of its assets in such securities if Putnam Management determines that unusual market or economic conditions make it appropriate to do so. The fund may invest in securities of foreign issuers that are not actively traded in U.S. markets. The fund expects that its investments in foreign securities generally will not exceed 20% of its total assets, although the fund's investments in foreign securities may exceed this amount from time to time.

For a discussion of the risks associated with foreign investments, see "Common investment policies and techniques --
Foreign investments."

The fund may invest in both higher-rated and lower-rated fixed-income securities. See "Common investment policies and techniques -- Lower-rated and other fixed-income securities.

The fund will invest in securities rated at least B by a nationally recognized securities rating agency, such as S&P or Moody's, or unrated securities that Putnam Management determines are of comparable quality. The foregoing investment limitation will be measured at the time of purchase and, to the extent that a security is assigned a different rating by one or more of the various rating agencies, Putnam Management will use the highest rating assigned by any agency. Securities rated B (and comparable unrated securities) are predominantly speculative and have large uncertainties or major exposures to adverse conditions. Securities rated lower than Baa or BBB (and comparable unrated securities) are sometimes referred to as "junk bonds." The rating services' descriptions of securities in the various rating categories, including the speculative characteristics of securities in the lower rating categories, are included in the appendix to this prospectus.

The fund may engage in defensive strategies when Putnam Management judges that conditions in the securities markets make pursuing the fund's basic investment strategy inconsistent with the best interests of the fund's shareholders. See "Common investment policies and techniques" below for a discussion of these strategies. The fund may hold a portion of its assets in cash and money market instruments. The fund may also engage in foreign currency exchange transactions and transactions in futures and options, enter into repurchase agreements, loan its portfolio securities and purchase securities for future delivery. See "Common investment policies and techniques" below for a discussion of these securities and types of transactions and the risks associated with them.




Putnam VT The George Putnam Fund of Boston will generally be managed in a style similar to that of The George Putnam Fund of Boston.

PUTNAM VT GLOBAL ASSET ALLOCATION FUND

The investment objective of Putnam VT Global Asset Allocation Fund is to seek a high level of long-term total return consistent with preservation of capital. By seeking total return, the fund seeks to increase the value of the shareholder's investment through both capital appreciation and investment income. "Total return" includes interest and dividend income, net of expenses, and realized and unrealized capital gains and losses on securities. The fund invests in a wide variety of equity and fixed-income securities both of U.S. and foreign issuers. The fund's portfolio may include securities in the following four investment categories, which in the judgment of Putnam Management represent large, well-differentiated classes of securities with distinctive investment characteristics:

   U.S. Equities
   International Equities
   U.S. Fixed Income
   International Fixed Income

The amount of fund assets assigned to each investment category will be reevaluated by Putnam Management at least quarterly based on Putnam Management's assessment of the relative market opportunities and risks of each investment category taking into account various economic and market factors.

The fund may engage in defensive strategies when Putnam Management judges that conditions in the securities markets make pursuing the fund's basic investment strategy inconsistent with the best interests of its shareholders. When pursuing such defensive strategies, the fund may invest without limit in securities primarily traded in U.S. markets. See "Common investment policies and techniques" below for a discussion of these strategies. The fund may invest in premium securities, engage in foreign currency exchange transactions and transactions in futures and options, enter into repurchase agreements, loan its portfolio securities and purchase securities for future delivery. See "Common investment policies and techniques" below for a discussion of these securities and types of transactions and the risks associated with them. The fund may also hold a portion of its assets in cash and money market instruments.

The portion of the fund's assets invested in each investment category will be managed as a separate investment portfolio in accordance with that category's particular investment objectives and policies, independently of the fund's overall objective. The following is a description of the investment objectives and policies of each investment category:

U.S. Equities. The objective of the U.S. Equities category is to seek both capital growth and, to a lesser extent, current income through equity securities. This category's portfolio will include equity securities selected primarily to provide one or more of the following factors: growth in value, capital protection and dependable income. Investments will be made in companies, large or small, whose earnings are believed to be in a relatively strong growth trend or whose securities are thought to be undervalued. The fund may invest in small and relatively less well-known companies. Investing in these companies may present greater opportunities for capital appreciation, but also may involve greater risk. They may have limited product lines, markets or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume, and only in the over-the-counter market or on a regional securities exchange. As a result, these securities may fluctuate in value more than securities of larger, more established companies.

International Equities. The objective of the International Equities category is to seek capital appreciation. This category's portfolio will be invested in securities principally traded in foreign securities markets. These securities will primarily be common stocks or securities convertible into common stocks. Investments will be made in companies, large or small, whose earnings are believed to be in a relatively strong growth trend or whose securities are thought to be undervalued. The fund may invest in small and relatively less well-known companies. Investing in these companies may present greater opportunities for capital appreciation, but also may involve greater risk. They may have limited product lines, markets or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume. As a result, these securities may fluctuate in value more than securities of larger, more established companies. For a discussion of the risks associated with foreign investments, see "Common investment policies and techniques -- Foreign investments."

U.S. Fixed Income. The objective of the U.S. Fixed Income category is to seek high current income through a portfolio of fixed-income securities which in the judgment of Putnam Management does not involve undue risk to principal or income. The U.S. Fixed Income category may invest in any fixed-income securities Putnam Management considers appropriate, including U.S. government securities, debt securities, mortgage-backed and asset-backed securities, convertible securities and preferred stocks of non-governmental issuers.

Whereas certain U.S. government securities in which the fund may invest, such as U.S. Treasury obligations and Ginnie Mae certificates, are supported by the full faith and credit of the United States, other fixed-income securities in which the fund may invest are subject to varying degrees of risk of default depending upon, among other factors, the creditworthiness of the issuer and the ability of the borrower, or, in the case of mortgage-backed securities, the mortgagor, to meet its obligations. While the credit risks presented by differing types of fixed-income securities vary, the values of all fixed-income securities change as interest rates fluctuate.

For a description of the risks associated with investments in mortgage-backed and asset-backed securities, see "Common investment policies and techniques -- Mortgage-backed and asset-backed securities."

International Fixed Income. The investment objective of the International Fixed Income category is to seek high current income by investing principally in debt securities denominated in foreign currencies which are issued by foreign governments and governmental or supranational agencies. This category may also invest in other privately issued debt securities, convertible securities and preferred stocks principally traded in foreign securities markets. For a discussion of the risks associated with foreign investments, see "Common investment policies and techniques -- Foreign investments."

General. Putnam Management will adjust the percentage of the fund's assets in each investment category from time to time based upon its market outlook and its analysis of longer-term trends. The fund may from time to time invest in all or any one of the investment categories as Putnam Management may consider appropriate in response to changing market conditions.

The fund will not purchase fixed-income securities rated below Caa or CCC by each nationally recognized securities rating agency, such as S&P or Moody's, rating such security or, if unrated, determined by Putnam Management to be of comparable quality, if, as a result more than 5% of the fund's total assets would be invested in securities of that quality. In addition, the fund will not purchase fixed-income securities rated at the time of purchase below Baa or BBB by each rating agency rating such security, or, if unrated, determined to be of comparable quality by Putnam Management, if, as a result, more than 35% of the fund's total assets would be invested in securities of that quality.

The fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Putnam Management will consider such reduction in its determination of whether the fund should continue to hold the security in its portfolio. The foregoing investment limitations will be measured at the time of purchase and, to the extent that a security is assigned a different rating by one or more of the various rating agencies, Putnam Management will use the highest rating assigned by any agency.

For a description of the risks of investing in fixed-income securities, including lower-rated fixed-income securities
(commonly known as "junk bonds"), see "Common investment policies and techniques -- Lower-rated and other fixed-income securities."



PUTNAM VT GLOBAL GROWTH FUND

Putnam VT Global Growth Fund seeks capital appreciation. The fund is designed for investors seeking above-average capital growth potential through a globally diversified portfolio of common stocks. Dividend and interest income is only an incidental consideration. In seeking capital appreciation, the fund follows a global investment strategy of investing primarily in common stocks traded in securities markets located in a number of foreign countries and in the United States. The fund may at times invest up to 100% of its assets in securities principally traded in securities markets outside the United States, and will, under normal market conditions, invest at least 65% of its assets in at least three different countries, one of which may be the United States. In unusual market circumstances where Putnam Management, believes that foreign investing may involve undue risks, 100% of the fund's assets may be invested in the United States. The fund may hold a portion of its assets in cash and money market instruments.

The fund will not limit its investments to any particular type of company. It may invest in companies, large or small, whose earnings Putnam Management believes to be in a relatively strong growth trend, or in companies in which significant further growth is not anticipated but whose securities Putnam Management believes to be undervalued. It may invest in small and relatively less well-known companies. Investing in securities of smaller, less well-known companies may present greater opportunities for capital appreciation, but may also involve greater risks. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume. As a result, these securities may fluctuate in value more than prices of securities of larger, more established companies.

Putnam Management believes that the securities markets of many nations move relatively independently of one another, because business cycles and other economic or political events that influence one country's securities markets may have little effect on securities markets in other countries. By investing in a globally diversified portfolio, Putnam Management attempts to reduce the risks associated with investing in the economy of only one country. The countries which Putnam Management believes offer attractive opportunities for investment may change from time to time.

Foreign investments can involve risks that may not be present in domestic securities. For a discussion of the risks associated with foreign investments, see "Common investment policies and techniques -- Foreign investments."

The fund may also engage in foreign currency exchange transactions and transactions in futures and options, enter into repurchase agreements, loan its portfolio securities and purchase securities for future delivery. See "Common investment policies and techniques" below for a discussion of these securities and types of transactions and the risks associated with them. The fund may engage in defensive strategies when Putnam Management judges that conditions in the securities markets make pursuing the fund's basic investment strategy inconsistent with the best interests of its shareholders. When pursuing such defensive strategies, the fund may invest without limit in securities primarily traded in U.S. markets. See "Common investment policies and techniques" below for a discussion of these strategies.

The fund may enter into other types of "over-the-counter" transactions with broker-dealers or other financial institutions such as "swap" contracts, in which its investment return will depend on the change in value of a specified security or index. The fund would typically receive from the counterparty the amount of any increase, and pay to the counterparty the amount of any decrease, in the value of the underlying security or index. The contracts would thus, absent the failure of the counterparty to complete its obligations, provide to the fund approximately the same return as it would have realized if it had owned the security or index directly.

The fund's ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the fund. Under certain circumstances, suitable transactions may not be available to the fund, or the fund may be unable to close out its position under such transactions at the same times, or at the same prices, as if it had purchased comparable publicly traded securities.

Putnam VT Global Growth Fund will generally be managed in a style similar to that of Putnam Global Growth Fund.

PUTNAM VT GROWTH AND INCOME FUND

Putnam VT Growth and Income Fund seeks capital growth and current income as its investment objectives. The fund invests primarily in common stocks that offer potential for capital growth, current income, or both. The fund may also purchase corporate bonds, notes and debentures, preferred stocks, convertible securities (both debt securities and preferred stocks) or U.S. government securities, if Putnam Management determines that their purchase would help further the fund's investment objectives. The types of securities held by the fund may vary from time to time in light of the fund's investment objectives, changes in interest rates, and economic and other factors. The fund may engage in defensive strategies when Putnam Management judges that conditions in the securities markets make pursuing the fund's basic investment strategy inconsistent with the best interests of the fund's shareholders. See "Common investment policies and techniques" below for a discussion of these strategies.

The fund may invest in securities principally traded in foreign markets, and expects that such investments will not ordinarily exceed 20% of its assets. For a discussion of the risks associated with foreign investments, see "Common investment policies and techniques -- Foreign investments." The fund may invest in both higher-rated and lower-rated fixed-income securities. The risks associated with fixed-income securities, including lower-rated fixed-income securities (commonly known as "junk bonds"), are discussed below under "Common investment policies and techniques -- Lower-rated and other fixed-income securities."

The fund may hold a portion of its assets in cash and money market instruments. The fund may also engage in foreign currency exchange transactions and transactions in futures and options, enter into repurchase agreements, loan its portfolio securities and purchase securities for future delivery. See "Common investment policies and techniques" below for a discussion of these securities and types of transactions and the risks associated with them.

Putnam VT Growth and Income Fund will generally be managed in a style similar to that of The Putnam Fund for Growth and Income.

PUTNAM VT HEALTH SCIENCES FUND

Putnam VT Health Sciences Fund seeks capital appreciation by investing at least 80% of its assets (other than assets invested in U.S. government securities, short-term debt obligations, and cash or money market instruments) in common stocks and other securities of companies in the health sciences industries, except when Putnam Management believes alternative strategies are appropriate to protect the fund against a market decline.

The fund concentrates its investments in a limited group of industries. The fund is not intended to be a complete investment program, and there is no assurance it will achieve its objective.

The fund invests mainly in common stocks of companies in the health sciences industries, but may also invest a portion of its assets in other industries and may invest in fixed-income securities. The fund seeks to purchase securities that will rise in value; current income is only a minor consideration. The fund invests primarily in common stocks, but may also purchase convertible bonds, convertible preferred stocks, warrants, preferred stocks and debt securities if Putnam Management believes they would help achieve the fund's objective of capital appreciation. The fund may hold a portion of its assets in cash and money market instruments.

The health sciences industries

The fund provides investors with a portfolio of companies in the health sciences industries. The health sciences industries include companies that Putnam Management considers to be principally engaged in the development, production or distribution of products or services related to the treatment or prevention of diseases, disorders or other medical conditions. The following examples illustrate the wide range of products and services provided by these industries:

    * Pharmaceuticals, including ethical (prescription) and proprietary (nonprescription) drugs, drug administration products, and chemical or biological components used in diagnostic testing.

    * Health care services, including hospitals, clinical test laboratories, convalescent and mental health care facilities, rehabilitation centers, and products and services for home health care.

    * Applied research and development, including scientific research toward developing drugs, processes and technologies with possible commercial applications.

    * Medical equipment and supplies, including sophisticated electronic equipment used in chemical analysis and diagnostic testing, surgical and medical instruments, and other special products.

Putnam Management considers a particular company to be "principally engaged" in the health sciences industries if at the time of investment Putnam Management determines that at least 50% of the company's assets, revenues or profits are derived from those industries. Under normal market conditions, the fund will invest at least 65% of its assets in securities of issuers meeting at least one of these 50% tests. Putnam Management also considers a company to be "principally engaged" in these industries if it believes that the company has the potential for capital appreciation primarily as a result of particular products, technology, patents or other market advantages in the health sciences industries. The fund does not anticipate that companies in the latter category will represent more than 15% of the fund's investments in the health sciences industries.

While the fund's portfolio will normally include securities of established suppliers of traditional products and services, the fund may invest without limit in smaller companies which may benefit from the development of new products and services. While many major U.S. corporations are involved in the health sciences industries, smaller and less seasoned companies represent a substantial portion of this field, particularly in the area of emerging medical technologies. These smaller companies may present greater opportunities for capital appreciation, but may also involve greater risks. They may have limited product lines, markets or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies, and only in the over-the-counter market or on a regional securities exchange. As a result, the prices of these securities may fluctuate more erratically, and to a greater degree, than the prices of securities of other issuers.

Because the fund's investments are concentrated in the health sciences industries, the value of its shares is especially affected by factors relating to those industries and may fluctuate more widely than the value of shares of a portfolio which invests in a broader range of industries. For example, many products and services are subject to risk of rapid obsolescence caused by technological and scientific advances. In addition, the health sciences industries are generally subject to greater government regulation than many other industries.
Changes in governmental policies may have a material effect on the demand for or costs of certain products and services. Regulatory approvals are generally required before new drugs and medical devices or procedures may be introduced and before the acquisition of additional facilities and equipment by health care providers. Changes in reinvestment rates and methods, including changes in governmental payment systems and the increased use of managed care arrangements, may affect the revenues and expenses of health care service providers.

The fund is a "non-diversified" investment company under the Investment Company Act of 1940 (the "1940 Act"). This means that, with respect to 50% of its total assets, the fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities). With respect to the remaining 50% of the fund's total assets, the fund may invest up to 25% of its total assets in the securities of each of any two issuers (and may invest without limit in U.S. government securities). To the extent the fund invests a significant portion of its assets in the securities of a particular issuer, the fund will be subject to an increased risk of loss if the market value of such issuer's securities declines.

The fund may invest in securities, including but not limited to, those companies in the health sciences industries, principally traded in foreign markets, and expects that such investments will not ordinarily exceed 30% of its assets. For a discussion of the risks associated with foreign investments, see "Common investment policies and techniques -- Foreign investments."

The fund may also engage in foreign currency exchange transactions and transactions in futures and options, enter into repurchase agreements, loan its portfolio securities and purchase securities for future delivery. See "Common investment policies and techniques" below for a discussion of these securities and types of transactions and the risks associated with them. The fund may engage in defensive strategies when Putnam Management judges that conditions in the securities markets make pursuing the fund's basic investment strategy inconsistent with the best interests of its shareholders. When pursuing such defensive strategies, the fund may invest without limit in securities primarily traded in U.S. markets. See "Common investment policies and techniques" below for a discussion of these strategies.

Putnam VT Health Sciences Fund will generally be managed in a
style similar to that of Putnam         Health Sciences Trust.

PUTNAM VT HIGH YIELD FUND

The primary investment objective of Putnam VT High Yield Fund is to seek high current income. Capital growth is a secondary objective when consistent with high current income.

The fund seeks high current income by investing primarily in high-yielding, lower-rated fixed-income securities (commonly known as "junk bonds"), constituting a portfolio which Putnam Management believes does not involve undue risk to income or principal. Normally, at least 80% of the fund's assets will be invested in debt securities, convertible securities or preferred stocks that are consistent with its primary investment objective of high current income. The fund's remaining assets may be held in cash or money market instruments, or invested in common stocks and other equity securities when these types of investments are consistent with the objective of high current income. The fund may invest in securities principally traded in foreign markets, and expects that such investments will not ordinarily exceed 20% of its assets. For a discussion of the risks associated with foreign investments, see "Common investment policies and techniques -- Foreign investments." The fund may also invest in premium securities, engage in foreign currency exchange transactions, enter into repurchase agreements, loan its portfolio securities and purchase securities for future delivery. See "Common investment policies and techniques" below for a discussion of these securities and types of transactions and the risks associated with them. The fund may engage in defensive strategies when Putnam Management judges that conditions in the securities markets make pursuing the fund's basic investment strategy inconsistent with the best interests of the fund's shareholders. See "Common investment policies and techniques" below for a discussion of these strategies.

The fund seeks its secondary objective of capital growth, when consistent with its primary objective of high current income, by investing in securities which may be expected to appreciate in value as a result of declines in long-term interest rates or as a result of favorable developments affecting the business or prospects of the issuer which may improve the issuer's financial condition and credit rating. Putnam Management believes that such opportunities for capital appreciation often exist in the securities of smaller capitalization companies which have the potential for significant growth. These securities may involve greater risks than the securities of larger, more established issuers.

The fund may generally invest in any security which is rated at least Caa or CCC by a nationally recognized securities rating agency, such as S&P or Moody's, or in any unrated security which Putnam Management determines is of comparable quality. The fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Putnam Management will consider such reduction in its determination of whether the fund should continue to hold the security in its portfolio. Securities rated below Baa or BBB are considered to be of poor standing and predominantly speculative. The fund may invest up to 15% of its assets in securities rated below Caa or CCC by each rating agency rating such security, including securities in the lowest rating category of each rating agency, or in unrated securities Putnam Management determines are of comparable quality. Such securities may be in default and are generally regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing. For a discussion of the risks associated with investments in fixed-income securities, including lower-rated fixed-income securities, see "Common investment policies and techniques -- Lower-rated and other fixed-income securities." The foregoing investment limitations will be measured at the time of purchase and, to the extent that a security is assigned a different rating by one or more of the various rating agencies, Putnam Management will use the highest rating assigned by any agency.

The table below shows the percentages of fund assets invested during fiscal 1997 in securities assigned to the various rating categories by S&P, or, if unrated by S&P, assigned to comparable rating categories by another rating agency, and in unrated securities determined by Putnam Management to be of comparable quality.


                 Rated securities,      Unrated securities of
                 as percentage of      comparable quality, as
Rating              net assets        percentage of net assets
------           -----------------    ------------------------
"AAA"                0.47%                     --
"AA"                   --                      --
"A"                  0.18%                     --
"BBB"                0.70%                     --
"BB"                13.29%                   0.21%
"B"                 57.36%                  13.40%
"CCC"                5.44%                   0.11%
"CC"                 0.81%                     --
"C"                    --                      --
"D"                  0.33%                     --
                    ------                  ------
Total               78.58%                  13.72%
                    ======                  ======

The fund may invest in participations and assignments of fixed and floating rate loans made by financial institutions to governmental or corporate borrowers. In addition to the more general investment considerations applicable to fixed-income investments, participations and assignments involve the risk that the institution's insolvency could delay or prevent the flow of payments on the underlying loan to the fund. The fund may have limited rights to enforce the terms of the underlying loan, and the liquidity of loan participations and assignments may be limited.

Putnam VT High Yield Fund will generally be managed in a style similar to that of Putnam High Yield Advantage Fund.

PUTNAM VT INTERNATIONAL GROWTH FUND

Putnam VT International Growth Fund seeks capital appreciation.

The fund seeks its objective by investing primarily in equity securities of companies located in a country other than the United States. The fund's investments will normally include common stocks, preferred stocks, securities convertible into common or preferred stocks, and warrants to purchase common or preferred stocks. The fund may also invest to a lesser extent in debt securities and other types of investments if Putnam Management believes purchasing them would help achieve the fund's objective. The fund will, under normal circumstances, invest at least 65% of its total assets in securities of issuers located in at least three different countries other than the United States. The fund may hold a portion of its assets in cash or money market instruments.

The fund will consider an issuer of securities to be "located in a country other than the United States" if it is organized under the laws of a country other than the United States and has a principal office outside the United States, or if it derives 50% or more of its total revenues from business outside the United States.

The fund will not limit its investments to any particular type of company. The fund may invest in companies, large or small, whose earnings Putnam Management believes are to be in a relatively strong growth trend, or in companies in which significant further growth is not anticipated but whose securities are, in the opinion of Putnam Management, undervalued. It may invest in small and relatively less well-known companies which meet these characteristics.

Smaller companies may present greater opportunities for capital appreciation, but may also involve greater risks. They may have limited product lines, markets for financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume. As a result, the prices of these securities may fluctuate more than prices of securities of larger, more established companies.

Putnam Management believes that the securities markets of many nations move relatively independently of one another because business cycles and other economic or political events that influence one country's securities markets may have little effect on securities markets in other countries. By investing in a diversified portfolio of foreign securities, Putnam Management attempts to reduce the risks associated with being invested in the economy of only one country. The countries which Putnam Management believes offer attractive opportunities for investment may change from time to time.

Foreign investments can involve risks that may not be present in domestic securities. For a discussion of the risks associated with foreign investments, see "Common investment policies and techniques -- Foreign investments." The fund may invest in securities of issuers in emerging markets, as well as more developed markets. Investing in emerging markets generally involves more risk than investing in developed markets. See "Common investment policies and techniques -- Foreign investments."

The fund may also engage in foreign currency exchange transactions and transactions in futures and options, enter into repurchase agreements, loan its portfolio securities and purchase securities for future delivery. See "Common investment policies and techniques" below for a discussion of these securities and types of transactions and the risks associated with them. The fund may engage in defensive strategies when Putnam Management judges that conditions in the securities markets make pursuing the fund's basic investment strategy inconsistent with the best interests of its shareholders. When pursuing such defensive strategies, the fund may invest without limit in securities primarily traded in U.S. markets. See "Common investment policies and techniques" below for a discussion of these strategies.

Putnam VT International Growth Fund will generally be managed in a style similar to that of Putnam International Growth Fund.

PUTNAM VT INTERNATIONAL GROWTH AND INCOME FUND

Putnam VT International Growth and Income Fund seeks capital growth. Current income is a secondary objective.

The fund will invest primarily in common stocks that Putnam Management believes offer potential for capital growth, and may, consistent with its investment objectives, invest in stocks that Putnam Management believes offer potential for current income. Under normal market conditions, the fund expects to invest substantially all of its assets in securities principally traded on markets outside the United States. The fund will normally diversify its investments among a number of different countries and, except when investing for defensive purposes, will invest at least 65% of its total assets in at least three countries other than the United States. The fund may invest in securities of issuers in emerging market countries, as well as securities of issuers in more developed countries. Investing in emerging market countries involves special risks. For a discussion of the risks of foreign investments, see "Common investment policies and techniques -- Foreign investments."

The fund may also purchase corporate bonds, notes and debentures, preferred stocks, securities convertible into common stock or other equity securities, or U.S. or foreign government securities if Putnam Management determines that their purchase would help further the fund's investment objectives.

The types of securities held by the fund may vary from time to time in light of the fund's investment objectives, changes in interest rates, and economic and other factors. When selecting portfolio securities for the fund that have the potential for capital growth, Putnam Management will seek to identify securities that are significantly undervalued in relation to underlying asset values or earnings potential. The fund may also hold a portion of its assets in cash or high-quality money market instruments.

The fund may invest a portion of its assets in securities of small-capitalization companies (defined for these purposes as companies with equity market capitalizations of less than $1 billion). These securities may involve certain special risks. Such companies may have limited product lines, markets or financial resources, and may be dependent on a limited management group. Such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and the fund may experience some difficultly in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets.

Common stocks of foreign issuers have historically offered lower yields than common stocks of comparable U.S. issuers. In addition, foreign withholding taxes may further reduce the amount of income available for distribution to fund shareholders. As a result, the fund's yield is expected to be lower than that of funds with similar investment objectives that invest primarily in U.S. issuers. See "How the fund makes distributions to shareholders."

The fund may invest in fixed-income securities rated at least C by a nationally recognized securities rating agency, such as S&P or Moody's, and in unrated securities which Putnam Management determines to be of comparable quality. The risks associated with fixed-income securities, including lower-rated fixed-income securities (commonly known as "junk bonds"), are discussed below under "Common investment policies and techniques -- Lower-rated and other fixed-income securities." The fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Putnam Management will consider such reduction in its determination of whether the fund should continue to hold the security in its portfolio. The foregoing investment limitations will be measured at the time of purchase and, to the extent that a security is assigned a different rating by one or more of the various rating agencies, Putnam Management will use the highest rating assigned by any agency.

Foreign investments can involve risks that may not be present in domestic securities. For a discussion of the risks associated with foreign investments, see "Common investment policies and techniques -- Foreign investments."

The fund may also engage in foreign currency exchange transactions and transactions in futures and options, enter into repurchase agreements, loan its portfolio securities and purchase securities for future delivery. See "Common investment policies and techniques" below for a discussion of these securities and types of transactions and the risks associated with them. The fund may engage in defensive strategies when Putnam Management judges that conditions in the securities markets make pursuing the fund's basic investment strategy inconsistent with the best interests of its shareholders. When pursuing such defensive strategies, the fund may invest without limit in securities primarily traded in U.S. markets. See "Common investment policies and techniques" below for a discussion of these strategies.

Putnam VT International Growth and Income Fund will generally be managed in a style similar to that of Putnam International Growth and Income Fund.

PUTNAM VT INTERNATIONAL NEW OPPORTUNITIES FUND

Putnam VT International New Opportunities Fund seeks long-term capital appreciation.

The fund seeks to invest in companies that have above-average growth prospects due to the fundamental growth of their market sector. Under normal market conditions, the fund expects to invest substantially all of its total assets, other than cash or short-term investments held pending investment, in common stocks, preferred stocks, convertible preferred stocks, convertible bonds and other equity securities principally traded in securities markets outside the United States. The fund will normally diversify its investments among a number of different countries and, except when investing for defensive purposes, will invest at least 65% of its assets in at least three different countries other than the United States.

Putnam Management believes that different market sectors in different countries will experience different rates of growth depending on the state of economic development of each country. As a result, Putnam Management seeks to identify those market sectors which will experience above-average growth in three broad categories of economies: less developed economies, developing economies that have experienced sustained growth over the recent past, and mature economies. Within the identified growth sectors of each type of economy, Putnam Management seeks to invest in particular companies that offer above-average growth prospects. The sectors in which the fund will invest are likely to change over time and may include a variety of industries. Subject to the fund's investment restrictions, the fund may invest up to one-half of its assets in any one sector. The fund's emphasis on particular sectors may make the value of the fund's shares more susceptible to any single economic, political or regulatory development than the shares of an investment company which is more widely diversified. As a result, the value of the fund's shares may fluctuate more than the value of the shares of such an investment company. The fund may also invest a portion of its assets in market sectors other than those that Putnam Management believes will experience above-average growth if Putnam Management believes that such investments are consistent with the fund's investment objective of long-term capital appreciation.

The securities markets of less developed economies and of many developing economies are sometimes referred to as "emerging markets." Although the amount of the fund's assets invested in emerging securities markets will vary over time, Putnam Management currently expects that a substantial portion of the fund's assets will be invested in emerging markets. These markets are generally characterized by limited trading volume and greater volatility and, as a result, the fund may be subject to greater risks to the extent of its investments in such markets.

Companies in the fund's portfolio may include small, rapidly growing companies with equity market capitalizations of less than $1 billion. These companies may present greater opportunities for capital appreciation, but may also involve greater risk.
They may have limited product lines, markets or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume, and only in the over-the-counter market or on a regional securities exchange. As a result, these securities may fluctuate in value more than those of larger, more established companies.

Because Putnam Management evaluates securities for the fund based on their long-term potential for capital appreciation, the fund's investments may not appreciate or yield significant income over the shorter term, and, as a result, the fund's total return over certain periods may be less than that of other equity mutual funds.

The fund invests primarily in common stocks and other equity securities, but may also invest up to 10% of its total assets in non-convertible debt securities if Putnam Management believes they would help achieve the fund's objective of long-term capital appreciation. The fund may invest in securities in the lower-rated categories. Securities in the lower-rated categories are considered to be predominantly speculative and may be in default. See "Common investment policies and techniques -- Lower-rated and other fixed-income securities." The fund may also hold a portion of its assets in cash or high-quality money market instruments.

Foreign investments can involve risks that may not be present in domestic securities. For a discussion of the risks associated with foreign investments, see "Common investment policies and techniques -- Foreign investments."

The fund may also engage in foreign currency exchange transactions and transactions in futures and options, enter into repurchase agreements, loan its portfolio securities and purchase securities for future delivery. See "Common investment policies and techniques" below for a discussion of these securities and types of transactions and the risks associated with them. The fund may engage in defensive strategies when Putnam Management judges that conditions in the securities markets make pursuing the fund's basic investment strategy inconsistent with the best interests of its shareholders. When pursuing such defensive strategies, the fund may invest without limit in securities primarily traded in U.S. markets. See "Common investment policies and techniques" below for a discussion of these strategies.

Putnam VT International New Opportunities Fund will generally be managed in a style similar to that of Putnam International New
Opportunities Fund.

PUTNAM VT INVESTORS FUND

Putnam VT Investors Fund seeks long-term growth of capital and any increased income that results from this growth. The fund is designed for investors seeking long-term growth of capital from a portfolio primarily consisting of quality common stocks.

Putnam VT Investors Fund invests primarily in common stocks that Putnam Management believes afford the best opportunity for capital growth over the long term. Though common stocks are normally the fund's main investments, the fund may also purchase convertible bonds, convertible preferred stocks, preferred stocks and debt securities if Putnam Management believes they would help achieve the fund's objective. The fund may also hold a portion of its assets in cash or money market instruments.

In seeking the fund's objective of long-term growth of capital, Putnam Management considers three main factors:

    1.   The general outlook for the economy.

    2. A study of various industries to determine those with the best possibilities for long-term growth.

    3. A detailed study of what appear to be the most promising individual companies.

In the evaluation of a company, more consideration is given to growth potential than to dividend income. Putnam Management believes that evaluating a company's probable future earnings, dividends, financial strength, working assets and competitive position will prove more profitable in the long run than simply seeking current dividend income. Although the fund's investments are not limited to any particular type of company, Putnam Management currently expects that the fund will invest a substantial portion of its assets in common stocks of companies with equity market capitalizations of more than $1 billion. The fund may also invest in common stocks of companies with equity market capitalizations below this level. Such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but may also involve greater risk. They may have limited product lines, markets or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume, and only in the over-the-counter market or on a regional securities exchange. As a result, these securities may change in value more than those of larger, more established companies.

The fund expects that its investments in foreign securities generally will not exceed 20% of its total assets, although the fund's investments in foreign securities may exceed this amount from time to time. For a discussion of risks associated with foreign investments, see "Common investment policies and techniques -- Foreign investments. The fund may engage in a variety of foreign currency exchange transactions in connection with it foreign investment, including transactions involving futures contracts, forward contracts and options.

The fund may engage in defensive strategies when Putnam Management judges that conditions in the securities markets make pursuing the fund's basic investment strategy inconsistent with the best interests of the fund's shareholders. See "Common investment policies and techniques" below for a discussion of these strategies. The fund may hold a portion of its assets in cash and money market instruments. The fund may also engage in foreign currency exchange transactions and transactions in futures and options, enter into repurchase agreements, loan its portfolio securities and purchase securities for future delivery. See "Common investment policies and techniques" below for a discussion of these securities and types of transactions and the risks associated with them.

Putnam VT Investors Fund will generally be managed in a style similar to that of Putnam Investors Fund.

PUTNAM VT MONEY MARKET FUND

Putnam VT Money Market Fund seeks as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. It is designed for investors seeking current income with stability of principal.

The fund invests in a portfolio of high-quality money market instruments. Examples of these instruments include:

* bank certificates of deposit (CDs): negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.

* bankers' acceptances: negotiable drafts or bills of exchange, which have been "accepted" by a bank, meaning, in effect, that the bank has unconditionally agreed to pay the face value of the instrument on maturity.

* prime commercial paper: high-grade, short-term obligations issued by banks, corporations and other issuers.

* corporate obligations: high-grade, short-term corporate obligations other than prime commercial paper.

* municipal obligations: high-grade, short-term municipal obligations.

* U.S. government securities: marketable securities issued or guaranteed as to principal and interest by the U.S.
   government or by its agencies or instrumentalities.

* repurchase agreements: contracts under which the fund acquires U.S. Treasury or U.S. government agency obligations for a relatively short period subject to the agreement of the seller to repurchase and the fund to resell such obligations at a fixed time and price (representing the fund's cost plus interest).

The fund will invest only in high-quality securities that Putnam Management believes present minimal credit risk. High-quality securities are securities rated at the time of acquisition in one of the two highest categories by at least two nationally recognized rating services (or, if only one rating service has rated the security, by that service) or if the security is unrated, judged to be of equivalent quality by Putnam Management. The fund will maintain a dollar-weighted average maturity of 90 days or less and will not invest in securities with remaining maturities of more than 397 days. The fund may invest in variable or floating rate securities which bear interest at rates subject to periodic adjustment or which provide for periodic recovery of principal on demand. Under certain conditions, these securities may be deemed to have remaining maturities equal to the time remaining until the next interest adjustment date or the date on which principal can be recovered on demand.

The fund may invest in bank certificates of deposit and bankers' acceptances issued by banks having deposits in excess of $2 billion (or the foreign currency equivalent) at the close of the last calendar year. Should the Trustees decide to reduce this minimum deposit requirement, shareholders will be notified and this prospectus supplemented.

Considerations of liquidity and preservation of capital mean that the fund may not necessarily invest in money market instruments paying the highest available yield at a particular time. Consistent with its investment objective, the fund will attempt to maximize yields by portfolio trading and by buying and selling portfolio investments in anticipation of or in response to changing economic and money market conditions and trends. The fund will also invest to take advantage of what Putnam Management believes to be temporary disparities in yields of different segments of the high-grade money market or among particular instruments within the same segment of the market. These policies, as well as the relatively short maturity of obligations purchased by the fund, may result in frequent changes in the fund's portfolio. Portfolio turnover may give rise to capital gains. The fund does not usually pay brokerage commissions in connection with the purchase or sale of portfolio securities.
See "Management -- Portfolio Transactions -- Brokerage and research services" in the SAI for a discussion of underwriters' commissions and dealers' spreads involved in the purchase and sale of portfolio securities.

The value of the securities in the fund's portfolio can be expected to vary inversely to changes in prevailing interest rates. Although the fund's investment policies are designed to minimize these changes and maintain a net asset value of $1.00 per share, there is no assurance that these policies will be successful. Withdrawals by shareholders could require the sale of portfolio investments at a time when such a sale might not otherwise be desirable.

The fund may invest without limit in the banking industry and in commercial paper and short-term corporate obligations of issuers in the personal credit institution and business credit institution industries when, in the opinion of Putnam Management, the yield, marketability and availability of investments meeting the fund's quality standards in those industries justify any additional risks associated with the concentration of the fund's assets in those industries. The fund, however, will invest more than 25% of its assets in the personal credit institution or business credit institution industries only when, to Putnam Management's knowledge, the yields then available on securities issued by companies in such industries and otherwise suitable for investment by the fund exceed the yields then available on securities issued by companies in the banking industry and otherwise suitable for investment by the fund.

The fund may invest without limit in U.S. dollar-denominated commercial paper of foreign issuers and in bank certificates of deposits and bankers' acceptances payable in U.S. dollars and issued by foreign banks (including U.S. branches of foreign banks) or by foreign branches of U.S. banks. These investments subject the fund to investment risks different from those associated with domestic investments. For a discussion of the risks associated with foreign investments, See "Common investment policies and techniques -- Foreign investments."

The fund may also lend its portfolio securities. For a discussion of this strategy and the risks associated with it, see
"Common investment policies and techniques" below.

Insurance

The fund, along with four other Putnam money market funds, has purchased insurance, which, among other things, will insure the fund against a decrease in the value of a security held by it due to the issuer's default or bankruptcy. Most securities and instruments in which the funds invest, other than U.S. Government securities, are covered by this insurance. Although the insurance, which is subject to certain conditions, may provide the fund with some protection in the event of a decrease in value of certain of its portfolio securities due to default or bankruptcy, the policy does not insure or guarantee that the fund will maintain a stable net asset value of $1.00 per share.

The maximum amount of total coverage under the policy is $30 million, subject to a deductible in respect of each loss equal to the lesser of $1 million or 0.30% of the fund's net assets. As of March 31, 1998, the fund's net assets totaled $387.78 million. Each of the money market funds that has purchased the insurance has access to the full amount of insurance under the policy, subject to the deductible. Accordingly, depending upon the circumstances, the fund may not be entitled to recover under the policy, even though it has experienced a loss that would otherwise be insurable.

Putnam VT Money Market Fund will generally be managed in a style similar to that of Putnam Money Market Fund.

PUTNAM VT NEW OPPORTUNITIES FUND

Putnam VT New Opportunities Fund seeks long-term capital appreciation. The fund seeks its objective by investing principally in common stocks of companies in sectors of the economy which Putnam Management believes possess above-average long-term growth potential.

The fund will generally invest in companies which Putnam Management identifies as offering the best prospects for long-term growth within a particular sector. Current dividend income is only an incidental consideration. The fund invests primarily in common stocks, but may also purchase convertible bonds, convertible preferred stocks, warrants, preferred stocks and debt securities if Putnam Management believes they would help achieve the fund's objective of capital appreciation. The fund may invest in foreign securities, and expects that such investments will not ordinarily exceed 20% of its assets. For a discussion of the risks associated with foreign investing, see "Common investment policies and techniques -- Foreign investments." The fund may also engage in foreign currency exchange transactions and transactions in futures and options, enter into repurchase agreements, loan its portfolio securities and purchase securities for future delivery. See "Common investment policies and techniques" below for a discussion of these securities and types of transactions and the risks associated with them. The fund may also hold a portion of its assets in cash and money market instruments. The fund may engage in defensive strategies when Putnam Management judges that conditions in the securities markets make pursuing the fund's basic investment strategy inconsistent with the best interests of the fund's shareholders. See "Common investment policies and techniques" below for a discussion of these strategies.

The sectors of the economy which offer above-average growth potential will change over time. At present, Putnam Management has identified the following sectors of the economy, and examples of industries within these sectors, as having an above-average growth potential over the next three to five years:

    Personal Communications - long distance telephone, competitive local exchange carriers, cellular telephone, paging, personal communication networks;

    Media/Entertainment - cable television system operators, cable television network programmers, casino operators, film entertainment providers, theme park operators, radio and television stations, billboard advertising providers;

    Medical Technology/Cost-Containment - home and outpatient care, medical device companies, biotechnology, health care information services, physician practice management, managed care providers;

    Environmental Services - solid waste disposal, hazardous waste disposal, remediation services, environmental testing;

    Applied/Advanced Technology - database software, application software, entertainment software, networking software, computer systems integrators, information services companies, semiconductors, manufacturing technology;

    Personal Financial Services - specialty insurance companies, credit card issuers, and other consumer-oriented financial services companies; and

    Value-oriented Consuming - retailers, restaurants, hotel chains, travel companies, consumer franchise companies and other consumer product or service companies able to provide quality products or services at lower prices or offering greater perceived value than competitors.

In addition, the fund may also invest a portion of its assets in securities of companies that, although not in any of the sectors described above, are expected to experience above-average growth.

The sectors described above represent Putnam Management's current judgment of the sectors of the economy which offer the most attractive growth opportunities. The fund will not necessarily be invested in each of the seven market sectors at all times. Such sectors are likely to change over time and may include a variety of industries. Subject to the fund's investment restrictions, the fund may invest up to one-half of its assets in any one sector.

The fund will invest in securities that Putnam Management believes offer above-average long-term growth opportunities. As a result of the fund's long-term investment strategy, it is possible that the fund's total return over certain periods may be less than that of other equity investment vehicles.

The fund seeks to invest in companies that offer above-average growth prospects in their particular sector of the economy, without regard to a company's size. Companies in the fund's portfolio will range from small, rapidly growing companies to larger, well-established firms. It may invest in small and relatively less well-known companies. Investing in these companies may present greater opportunities for capital appreciation, but also may involve greater risk. They may have limited product lines, markets or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume, and only in the over-the-counter market or on a regional securities exchange. As a result, these securities may fluctuate in value more than securities of larger, more established companies.

The fund will normally emphasize investments in particular economic sectors. Although the fund will not invest more than 25% of its assets in any one industry, the fund's emphasis on particular sectors of the economy may make the value of the fund's shares more susceptible to any single economic, political or regulatory development than the shares of an investment company which is more widely diversified. As a result, the value of the fund's shares may fluctuate more than the value of the shares of a more diversified investment company.

Putnam VT New Opportunities Fund will generally be managed in a style similar to that of Putnam New Opportunities Fund.

PUTNAM VT NEW VALUE FUND

Putnam VT New Value Fund seeks long-term capital appreciation.

The fund will invest primarily in common stocks that Putnam Management believes are undervalued at the time of purchase and have the potential for long-term capital appreciation. The fund is unlike most equity mutual funds in that its investments will be comprised of a relatively small number of issuers (currently expected to be approximately 40 to 50). Because Putnam Management evaluates securities for the fund based on their long-term potential for capital appreciation, the fund's investments may not appreciate over the shorter term, and as a result the fund's total return over certain periods may be less than that of other equity mutual funds. Putnam Management's investment decisions for the fund may be contrary to those of most other investors.

In selecting common stocks for the fund, Putnam Management will consider, among other things, an issuer's financial strength, current and projected dividend rates, competitive position and current and projected future earnings. Putnam Management currently expects that a portion of the fund's investments will include common stocks that offer the potential for above-average current income.

The fund's investments may include widely-traded common stocks of larger companies as well as common stocks of small companies with equity market capitalizations below $1 billion. These companies may present greater opportunities for capital appreciation, but may also involve greater risk. They may have limited product lines, markets or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume, and only in the over-the-counter market or on a regional securities exchange. As a result, these securities may fluctuate in value more than those of larger, more established companies.

Common stocks and other equity securities are normally the fund's main investments. However, the fund may purchase preferred stocks, debt securities and convertible securities (both bonds and preferred stocks) if Putnam Management believes they would help achieve the fund's objective of long-term capital appreciation. The fund may invest in securities principally traded in foreign markets, and expects that such investments will not ordinarily exceed 20% of its assets. For a discussion of the risks associated with foreign investments, see "Common investment policies and techniques -- Foreign investments.

The fund may invest in both higher-rated and lower-rated fixed-income securities, and is not subject to any restrictions based on credit ratings. See "Common investment policies and techniques -- Lower-rated and other fixed-income securities."

The fund may also hold a portion of its assets in cash or high-quality money market instruments. The fund may also engage in foreign currency exchange transactions and transactions in futures and options, enter into repurchase agreements, loan its portfolio securities and purchase securities for future delivery. See "Common investment policies and techniques" below for a discussion of these securities and types of transactions and the risks associated with them. The fund may engage in defensive strategies when Putnam Management judges that conditions in the securities markets make pursuing the fund's basic investment strategy inconsistent with the best interests of its shareholders. When pursuing such defensive strategies, the fund may invest without limit in securities primarily traded in U.S. markets. See "Common investment policies and techniques" below for a discussion of these strategies.

Putnam VT New Value Fund will generally be managed in a style similar to that of Putnam New Value Fund.

PUTNAM VT OTC & EMERGING GROWTH FUND

Putnam VT OTC & Emerging Growth Fund seeks capital appreciation. The fund invests primarily in common stocks traded in the over-the-counter ("OTC") market and common stocks of "emerging growth" companies listed on securities exchanges. The fund is designed for investors willing to assume above-average risk in return for above-average capital growth potential. The fund may trade securities for short-term profits.

The fund invests primarily in common stocks of small- to medium-sized companies with equity capitalizations of less than $5 billion that Putnam Management, believes have potential for capital appreciation significantly greater than that of the market averages. Under normal market conditions, the fund will invest at least 65% of its total assets in common stocks that are traded in the OTC market (that is, stocks not listed on any national, regional or foreign stock exchange) or are issued by "emerging growth" companies. "Emerging growth" companies are companies determined by Putnam Management to have
 a leading or
proprietary position in a growing industry or gaining market share in an established industry, particularly companies which have developed a new way to do business within that industry. These companies may range from startups, or recently organized companies, to mature companies with long, established operating histories.


The companies in which the fund invests may offer greater opportunities for capital appreciation than larger, more established companies, but investments in such companies may involve certain special risks. OTC listed and emerging growth companies may have limited product lines, markets or financial resources and may be dependent on a limited management group. Many OTC and emerging growth stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may fluctuate more sharply than exchange-listed stocks, and the fund may experience difficulty in establishing or closing out positions in these stocks at prevailing market prices.

Though common stocks are normally the fund's main investment, it may also purchase convertible bonds, convertible preferred stocks, warrants, preferred stocks and debt securities without being subject to any limitation based on securities ratings if Putnam Management believes they would help achieve the fund's objective. Securities in the lower-rated categories are considered to be primarily speculative and may be in default. See "Common investment techniques -- Lower-rated and other fixed income securities." Dividend and interest income is not a consideration in the selection of portfolio investments.

The fund may engage in defensive strategies when Putnam Management judges that conditions in the securities markets make pursuing the fund's basic investment strategy inconsistent with the best interests of the fund's shareholders. See "Common investment policies and techniques" below for a discussion of these strategies. The fund may hold a portion of its assets in cash and money market instruments. The fund may also engage in foreign currency exchange transactions and transactions in futures and options, enter into repurchase agreements, loan its portfolio securities and purchase securities for future delivery. See "Common investment policies and techniques" below for a discussion of these securities and types of transactions and the risks associated with them.

The fund expects that its investments in foreign securities generally will not exceed 20% of its total assets although the fund's investments in foreign securities may exceed this amount.
For a discussion of the risks associated with foreign investments, see "Common investment techniques -- Foreign investments."

Putnam VT OTC & Emerging Growth Fund will generally be managed in a style similar to that of Putnam OTC & Emerging Growth Fund.

PUTNAM VT U.S. GOVERNMENT AND HIGH QUALITY BOND FUND

Putnam VT U.S. Government and High Quality Bond Fund seeks current income consistent with preservation of capital. The fund invests primarily in U.S. government securities and in other debt obligations rated at least A by a nationally recognized securities rating agency, such as S&P or Moody's, or, if not rated, determined by Putnam Management to be of comparable quality. For a more detailed description of security ratings, see the Appendix to this prospectus. The fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Putnam Management will consider such reduction in its determination of whether the fund should continue to hold the security in its portfolio. The foregoing investment limitations will be measured at the time of purchase and, to the extent that a security is assigned a different rating by one or more of the various rating agencies, Putnam Management will use the highest rating assigned by any agency.

Putnam Management will allocate the fund's assets between U.S. government securities and other high quality bonds, depending on its assessment of market conditions and the relative investment returns available from such securities. The fund will not, however, make any investment, if, as a result, less than 25% of the value of its assets would be invested in U.S. government securities. The fund may invest in securities principally traded in foreign markets, and expects that such investments will not ordinarily exceed 20% of its assets. For a discussion of the risks associated with foreign investments, see "Common investment policies and techniques -- Foreign investments." The fund may also invest in premium securities, engage in foreign currency exchange transactions and transactions in futures and options, enter into repurchase agreements, loan its portfolio securities and purchase securities for future delivery. See "Common investment policies and techniques" below for a discussion of these strategies and the risks associated with them. The fund may also hold a portion of its assets in cash and money market instruments. The fund may engage in defensive strategies when Putnam Management judges that conditions in the securities markets make pursuing the fund's basic investment strategy inconsistent with the best interests of its shareholders. See "Common investment policies and techniques" below for a discussion of these strategies.

Putnam Management may take full advantage of the entire range of maturities of U.S. government securities and other high quality bonds and may adjust the average maturity of the fund's portfolio from time to time, depending on its assessment of relative yields on securities of different maturities and expectations of future changes in interest rates. Thus, at certain times the average maturity of the portfolio may be relatively short (less than one year to five years, for example) and at other times may be relatively long (more than 10 years, for example).

The fund may also invest in high quality mortgage-backed and asset-backed securities. For a description of these securities, and the risks associated with them, see "Common investment policies and techniques -- Mortgage-backed and asset-backed securities."

U.S. government securities and other high quality bonds do not involve the degree of credit risk associated with investments in lower quality fixed-income securities, although, as a result, the yields available from U.S. government securities and other high quality bonds are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, however, the values of U.S. government securities and other high quality bonds change as interest rates fluctuate. Fluctuations in the value of the fund's securities will not affect interest income on securities already held by the fund, but will be reflected in the fund's net asset value. Since the magnitude of these fluctuations generally will be greater at times when the fund's average maturity is longer, under certain market conditions the fund may invest in short-term investments yielding lower current income rather than investing in higher yielding longer-term securities.

PUTNAM VT UTILITIES GROWTH AND INCOME FUND

The investment objective of Putnam VT Utilities Growth and Income
Fund is to seek capital growth and current income. The fund concentrates its investments in securities issued by companies in the public utilities industries.

The fund will seek its objective by investing under normal circumstances at least 65% of its total assets in equity and debt securities of companies in the public utilities industries. Equity securities in which the fund may invest include common stocks, preferred stocks, securities convertible into common stocks or preferred stocks, and warrants to purchase common or preferred stocks. The fund may invest up to 20% of its total assets in securities that are rated below BBB or Baa by a nationally recognized securities rating agency, such as S&P or Moody's, or, if unrated, are determined by Putnam Management to be of comparable quality. The fund is not subject to any other restrictions based on securities ratings. Securities rated below BBB and Baa (and comparable unrated securities) are commonly known as "junk bonds." See "Common investment policies and techniques" for a discussion of lower-rated and other fixed-income securities and the risks associated with them. The foregoing investment limitations will be measured at the time of purchase and, to the extent that a security is assigned a different rating by one or more of the various rating agencies, Putnam Management will use the highest rating assigned by any agency. The fund may invest in debt and equity securities of issuers in other industries if Putnam Management believes they will help achieve the fund's objective.

Companies in the public utilities industries include companies engaged in the manufacture, production, generation, transmission, sale or distribution of electric or gas energy or other types of energy and companies engaged in telecommunications, including telephone, telegraph, satellite, microwave and other communications media (but not companies engaged in public broadcasting or cable television). Putnam Management deems a particular company to be in the public utilities industries if at the time of investment Putnam Management determines that at least 50% of the company's assets, revenues or profits are derived from one or more of those industries.

The portion of the fund's assets invested in equity securities and in debt securities will vary from time to time in light of the fund's investment objective, changes in interest rates, and economic and other factors. Although the fund expects that in the near term it will invest substantial portions of its assets in both equity securities and in debt securities, the fund may invest all of its assets in either equity or debt securities. The fund may hold a portion of its assets in cash and money market instruments.

The fund may invest up to 25% of its assets in securities principally traded in foreign markets. For a discussion of the risks associated with foreign investments, see "Common investment policies and techniques -- Foreign investments." The fund may also engage in foreign currency exchange transactions and transactions in futures and options, enter into repurchase agreements, loan its portfolio securities and purchase securities for future delivery. See "Common investment policies and techniques" below for a discussion of these securities and types of transactions and the risks associated with them. The fund may engage in defensive strategies when Putnam Management judges that conditions in the securities markets make pursuing the fund's basic investment strategy inconsistent with the best interests of the fund's shareholders. See "Common investment policies and techniques" below for a discussion of these strategies.

Since the fund's investments are concentrated in the utilities industries, the value of its shares can be expected to change in response to factors affecting those industries, and may fluctuate more widely than the value of shares of a portfolio that invests in a broader range of industries. Many utility companies, especially electric, gas and other energy-related utility companies, have historically been subject to risks of increase in fuel and other operating costs, changes in interest rates on borrowings for capital improvement programs, changes in applicable laws and regulations, changes in technology which may render existing plants, equipment or products obsolete, the effects of energy conservation and operating constraints, and increased costs and delays associated with compliance with environmental regulations. In particular, regulatory changes with respect to nuclear and conventionally-fueled power generating facilities could increase costs or impair the ability of utility companies to operate such facilities or obtain adequate return on invested capital. Generally, prices charged by utilities are regulated in the United States and in foreign countries with the intention of protecting the public while ensuring that utility companies earn a return sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future.

In recent years, regulatory changes in the United States have increasingly allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the utilities industries. This trend toward deregulation and the emergence of new entrants have caused non-regulated providers of utility services to become a significant part of the utilities industries. Putnam Management believes that the emergence of competition and deregulation will result in certain utility companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable. Although Putnam Management seeks to take advantage of favorable investment opportunities that may arise from these structural changes, there can be no assurance that the fund will benefit from any such changes.

Foreign utility companies may be more heavily regulated than U.S. utility companies, which may result in increased costs or otherwise adversely affect the operations of such companies. The securities of foreign utility companies also often have lower dividend yields than U.S. utility companies. The fund's investments in foreign issuers may include recently privatized enterprises, in which the fund's participation may be limited or otherwise affected by local law. There can be no assurance that governments with privatization programs will continue such programs or that privatization will succeed in such countries.
In addition, the stock of certain of these enterprises may be held by a small group of stockholders, whose sale of a portion or all of the stock may adversely affect the value of the stock of any such enterprise.

Investments in securities rated BBB or Baa have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than would likely be the case with investments in securities with higher credit ratings. The fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase, although Putnam Management will monitor the investment to determine whether continued investment in the security would serve the fund's investment objective.

The fund is "non-diversified." This means that it may invest its assets in a limited number of issuers. In order to qualify as a "regulated investment company" under the Internal Revenue Code (see "How a fund makes distributions to shareholders; tax information" below), the fund generally may not invest more than 25% of its total assets in obligations of any one issuer other than U.S. government securities and, with respect to 50% of its total assets, the fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities). Thus the fund may invest up to 25% of its total assets in the securities of each of any two issuers. Because of the limited number of issuers in the public utilities industries, the fund is more likely to invest a higher percentage of its assets in the securities of a single issuer than an investment company which invests in a broad range of industries. This practice involves an increased risk of loss to the fund if the issuer is unable to make interest or principal payments or if the market value of such securities were to decline.

Putnam VT Utilities Growth and Income Fund will generally be managed in a style similar to that of Putnam Utilities Growth and Income Fund. Because the latter fund is "diversified," however, Putnam VT Utilities Growth and Income Fund's portfolio may consist of securities of a smaller number of issuers than the portfolio of that fund.

PUTNAM VT VISTA FUND

Putnam VT Vista Fund seeks capital appreciation. It is designed for investors seeking above-average capital growth potential, which involves certain risks.

The fund invests in a diversified portfolio of common stocks which Putnam Management believes have the potential for above-average capital appreciation. These may include widely-traded common stocks of larger companies as well as common stocks of smaller, less well known companies. Putnam Management expects that, under normal market conditions, the fund will generally invest principally in the equity securities of medium-sized companies. While the definition of "medium-sized" companies will change over time in response to market conditions, Putnam Management believes that such companies currently include those in the Russell Midcap Growth Index, as well as other companies with equity market capitalizations ranging from approximately $450 million to $10 billion. Such securities are often referred to as "midcap stocks."

In selecting common stocks for the fund, Putnam Management will consider, among other things, an issuer's financial strength, competitive position, projected future earnings and dividends, and other investment criteria. Current income will be only an incidental consideration in the selection of investments.

Investment opportunities may be sought among securities of large, widely traded companies as well as securities of smaller, less well-known companies. Smaller companies may present greater opportunities for capital appreciation, but may also involve greater risks. They may have limited product lines, markets or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume. As a result, the prices of these securities may fluctuate more than prices of securities of larger, more established companies.

The fund may at times invest a portion of its assets in common stocks Putnam Management believes are significantly undervalued. In selecting such common stocks, Putnam Management will focus on industries and issuers it considers to have particular possibilities for long-term capital appreciation due to potential growth of earnings which, in the judgment of Putnam Management, is not fully reflected in current market prices. In selecting undervalued securities, Putnam Management may make investment judgments contrary to those of most investors.

Although common stocks are normally the fund's main investments, the fund may purchase preferred stocks, debt securities, convertible securities (both bonds and preferred stocks) and warrants if Putnam Management believes they would help achieve the fund's objective of capital appreciation. The fund may purchase debt securities rated at the time of purchase at least C by a nationally recognized securities rating agency, such as S&P or Moody's, and unrated securities determined by Putnam Management to be of comparable quality. Securities in the lower-rated categories are considered to be primarily speculative and may be in default. The risks associated with fixed-income securities, including lower-rated fixed-income securities (commonly known as "junk bonds"), are discussed below under "Common investment policies and techniques -- Lower-rated and other fixed-income securities." The foregoing investment limitations will be measured at the time of purchase and, to the extent that a security is assigned a different rating by one or more of the various rating agencies, Putnam Management will use the highest rating assigned by any agency. The fund may also hold a portion of its assets in cash or money market instruments and may invest in securities principally traded in foreign markets, and expects that such investments will not ordinarily exceed 20% of its assets. For a discussion of the risks associated with foreign investments, see "Common investment policies and techniques -- Foreign investments."

The fund may also engage in foreign currency exchange transactions and transactions in futures and options, enter into repurchase agreements, loan its portfolio securities and purchase securities for future delivery. See "Common investment policies and techniques" below for a discussion of these securities and types of transactions and the risks associated with them. The fund may engage in defensive strategies when Putnam Management judges that conditions in the securities markets make pursuing the fund's basic investment strategy inconsistent with the best interests of the fund's shareholders. When pursuing such defensive strategies, the fund may invest without limit in securities primarily traded in U.S. markets. See "Common investment policies and techniques" below for a discussion of these strategies.

Putnam VT Vista Fund will generally be managed in a style similar to Putnam Vista Fund.

PUTNAM VT VOYAGER FUND

Putnam VT Voyager Fund seeks capital appreciation. It is designed for investors willing to assume above-average risk in return for above-average capital growth potential. The fund invests primarily in common stocks of companies that Putnam Management believes have potential for capital appreciation that is significantly greater than that of market averages. The fund may also purchase convertible bonds, convertible preferred stocks, warrants, preferred stocks and debt securities if Putnam Management believes they would help achieve the fund's objective. The fund may also hold a portion of its assets in cash and money market instruments and may invest up to 20% of its assets in foreign securities. For a discussion of the risks associated with foreign investments, see "Common investment policies and techniques -- Foreign investments." The fund may also engage in foreign currency exchange transactions and transactions in futures and options, enter into repurchase agreements, loan its portfolio securities and purchase securities for future delivery. See "Common investment policies and techniques" below for a discussion of these securities and types of transactions and the risks associated with them. The fund may engage in defensive strategies when Putnam Management judges that conditions in the securities markets make pursuing the fund's basic investment strategy inconsistent with the best interests of the fund's shareholders. See "Common investment policies and techniques" below for a discussion of these strategies.

The fund's investments may include widely-traded common stocks of larger companies as well as common stocks of smaller, less well-known issuers. The fund generally invests a portion of its assets in the securities of small- to medium-sized companies with equity market capitalizations of less than $3 billion. Investing in these companies may present greater opportunities for capital appreciation, but may also involve greater risk. They may have limited product lines, markets or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume and only in the over-the-counter market or on a regional securities exchange. As a result, these securities may fluctuate in value more than securities of larger, more established companies.

Putnam VT Voyager Fund will generally be managed in a style similar to Putnam Voyager Fund.

GENERAL

As indicated above, certain of the funds are generally managed in styles similar to other open-end investment companies which are managed by Putnam Management and whose shares are generally offered to the public. These other Putnam funds may, however, employ different investment practices and may invest in securities different from those in which their counterpart funds invest, and consequently will not have identical portfolios or experience identical investment results.



COMMON INVESTMENT POLICIES AND TECHNIQUES

Diversification policies

Each fund (other than Putnam VT         Health Sciences Fund and
Putnam VT Utilities Growth and Income Fund) is a "diversified" investment company under the Investment Company Act of 1940 (the "1940 Act"). This means that with respect to 75% of its total assets a fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities). The remaining 25% of its total assets is not subject to this restriction. To the extent a fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of such issuer's securities declines.

Limiting investment risk

Specific investment restrictions help to limit investment risks for each fund's shareholders. These restrictions prohibit a fund with respect to 75% of its total assets (with respect to 50% of
its total assets in the case of Putnam VT    Health Sciences Fund
and Putnam VT     Utilities Growth and Income Fund   ) from
holding     more than 10% of the voting securities of any one
issuer.*  They also prohibit a fund from investing more than:

(a) (with respect to 75% of total assets for all funds other than
Putnam VT    Health Sciences Fund and Putnam VT     Utilities
Growth and Income Fund         with respect to 50% of its total
assets for Putnam VT    Health Sciences     Fund and Putnam VT
   Utilities Growth and Income     Fund) 5% of its total assets
in securities of any one issuer other than the U.S. government;*

(b) 25% of its total assets in any one industry (securities of the U.S. government, its agencies or instrumentalities are not considered to represent any industry); except that Putnam VT Utilities Growth and Income Fund may invest more than 25% of its assets in any of the public utilities industries and Putnam VT Health Sciences Fund may invest more than 25% of its assets in the health sciences industries; and except that Putnam VT Money Market Fund may invest more than 25% of its assets in (i) the banking industry, (ii) the personal credit institution or business credit institution industries or (iii) any combination of the above, when, in the opinion of Putnam Management yield differentials make such investments desirable.*

(c) 15% of its net assets in any combination of securities that are not readily marketable, in securities restricted as to resale (excluding securities determined by the Trustees (or the person designated by the Trustees to make such determinations) to be readily marketable), and in repurchase agreements maturing in more than seven days.

The Money Market Fund has not invested more than 10% of its net assets in the types of securities listed in item (c) and has no current intention of doing so.


Restrictions marked with an asterisk (*) above are summaries of fundamental policies. See the SAI for the full text of these policies and other fundamental policies. Except as otherwise noted in the SAI, all percentage limitations described in this prospectus and the SAI will apply at the time an investment is made, and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for investment policies designated as fundamental in this prospectus or the SAI, the investment policies described in this prospectus and in the SAI are not fundamental policies. The Trustees may change any non-fundamental investment policy without shareholder approval. As a matter of policy, the Trustees would not materially change the fund's investment objective without shareholder approval.

Defensive strategies

At times, Putnam Management may judge that conditions in the securities markets make pursuing a fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, Putnam Management may temporarily use alternative strategies that are primarily designed to reduce fluctuations in the value of fund assets.

In implementing these defensive strategies, a fund may invest without limit in cash or cash equivalents, money-market instruments, short-term bank obligations, high-rated fixed-income securities or preferred stocks or in any other securities Putnam Management considers consistent with such defensive strategies.

It is impossible to predict when, or for how long, these alternative strategies would be used.

Portfolio turnover

The length of time a fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a fund is known as "portfolio turnover." As a result of a fund's investment policies, under certain market conditions its portfolio turnover rate may be higher than that of other mutual funds.

Portfolio turnover generally involves some expense, including brokerage commissions or dealer markups and other transaction costs in connection with the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains. A high portfolio turnover for a fund may lead to higher brokerage costs. Portfolio
turnover rates for the most recent fiscal year         of each
fund (other than Putnam VT The George Putnam Fund of Boston, Putnam VT Health Sciences Fund, Putnam VT Investors Fund and Putnam VT OTC & Emerging Growth Fund, each of which commenced operations on April 30, 1998, and Putnam VT Money Market Fund, for which portfolio turnover rates are not required to be disclosed by the Securities and Exchange Commission) were as follows:

Putnam VT Asia Pacific Growth Fund           102.92%
Putnam VT Diversified Income Fund            282.56%
Putnam VT Global Asset Allocation Fund       181.05%
Putnam VT Global Growth Fund                 158.37%
Putnam VT Growth and Income Fund              64.96%
Putnam VT High Yield Fund                     84.61%
Putnam International Growth Fund              75.18%
Putnam International Growth and Income Fund   53.20%
Putnam International New Opportunities Fund  131.89%
Putnam VT New Opportunities Fund              71.78%
Putnam VT New Value Fund                      64.15%
Putnam VT U.S. Government and High           194.29%
  Quality Bond Fund
Putnam VT Utilities Growth and Income Fund    42.46%
Putnam VT Vista Fund                          75.43%
Putnam VT Voyager Fund                        82.00%

While it is impossible to predict a fund's portfolio turnover rate, Putnam Management, based on its experience, believes that such rate will not exceed 150% for Putnam VT The George Putnam Fund of Boston, Putnam VT Health Sciences Fund and Putnam VT Investors Fund, and 300% for Putnam VT OTC & Emerging Growth Fund.

Investments in premium securities

To the extent described above, certain of the funds may invest in securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amounts payable on maturity.

A fund does not amortize the premium paid for these securities in calculating its net investment income. As a result, the purchase of premium securities provides a higher level of investment income distributable to shareholders on a current basis than if the fund purchased securities bearing current market rates of interest. Because the value of premium securities tends to approach the principal amount as they approach maturity (or call price in the case of securities approaching their first call date), the purchase of such securities may increase the fund's risk of capital loss if such securities are held to maturity (or first call date).

During a period of declining interest rates, many of a fund's portfolio investments will likely bear coupon rates that are higher than current market rates, regardless of whether such securities were originally purchased at a premium. These securities would generally carry premium market values that would be reflected in the net asset value of fund shares. As a result, an investor who purchases fund shares during such periods would initially receive higher taxable monthly distributions (derived from the higher coupon rates payable on a fund's investments) than might be available from alternative investments bearing current market interest rates, but the investor may face an increased risk of capital loss as these higher coupon securities approach maturity (or first call date). In evaluating the potential performance of an investment in a fund, investors may find it useful to compare the fund's current dividend rate with its "yield," which is computed on a yield-to-maturity basis in accordance with SEC regulations and which reflects amortization of market premiums. See "How performance is shown."

Foreign investments

Each fund may invest in securities of foreign issuers including securities that are not actively traded in U.S. markets. These foreign investments involve certain special risks described below.

Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of a fund's foreign investments and the value of its shares (other than Putnam VT Money Market Fund) may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. Each fund (other than Putnam VT Money Market Fund) may engage in a variety of foreign currency exchange transactions in connection with its foreign investments, including transactions involving futures contracts, forward contracts and options.

Investments in foreign securities may subject a fund to other risks as well. For example, there may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.
Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund's assets held abroad) and expenses not present in the settlement of investments in U.S. markets.

In addition, a fund's investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the fund's investments in certain foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit a fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.

The currencies of certain emerging market countries have experienced a steady devaluation relative to the U.S. dollar, and continued devaluations may adversely affect the value of the fund's assets denominated in such currencies. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years, and continued inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the values of the fund's investments in these countries and the availability to the fund of additional investments in these countries. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make the fund's investments in such countries illiquid and more volatile than investments in more developed countries, and the fund may be required to establish special custodial or other arrangements before making investments in these countries. There may be little financial or accounting information available with respect to issuers located in these countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

The fund's investments in securities of issuers located in emerging market countries may include securities issued by foreign governmental issuers through the exchange of existing commercial bank loans to such countries for new bonds in connection with debt restructurings, including Brady Bonds, which are issued under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. These securities may have no (or only limited) collateralization, and the payment of interest and principal may be dependent on the willingness and the ability of the foreign governmental issuer to make payment in accordance with the terms of the security.

Each fund expects that its investments in foreign securities generally will not exceed the percentage of its total assets indicated above in its relevant section, although its investments in foreign securities may exceed this amount from time to time. Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations.

For more information about foreign securities and the risks associated with investment in such securities, see the SAI.

Foreign currency exchange transactions

To the extent described above, certain of the funds may engage in foreign currency exchange transactions to manage their exposure to foreign currencies. Putnam Management may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect against changes in the value of specific portfolio positions ("position hedging"). Each such fund may also engage in foreign currency transactions for non-hedging purposes, subject to applicable law.

A fund may engage in transaction hedging to protect against a change in foreign currency exchange rates between the date on which the fund contracts to purchase or sell a security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. A fund may also purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency.

If conditions warrant, for transaction hedging purposes, a fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and may purchase and sell foreign currency futures contracts. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements. In addition, for transaction hedging purposes, a fund may also purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

A fund may engage in position hedging to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of the currency in which securities the fund intends to buy are denominated, when the fund holds cash or short-term investments). For position hedging purposes, a fund may purchase or sell, on exchanges or in over-the-counter markets, foreign currency futures contracts, foreign currency forward contracts and options on foreign currency futures contracts and on foreign currencies on exchanges or in over-the-counter markets. In connection with position hedging, a fund may also purchase or sell foreign currency on a spot basis.

A fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. Putnam Management will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for a fund. Cross hedging transactions by a fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

Each fund may also engage in non-hedging currency transactions. For example, Putnam Management may believe that exposure to a currency is in the fund's best interest but that securities denominated in that currency will not assist the fund in meeting its objective. In that case the fund may, for example, purchase a currency forward contract or option in order to increase its exposure to the currency.

The decision as to whether and to what extent a fund will engage in foreign currency exchange transactions will depend on a number of factors, including prevailing market conditions, the composition of a fund's portfolio and the availability of suitable transactions. Accordingly, there can be no assurance that a fund will engage in foreign currency exchange transactions at any given time or from time to time.

For a further discussion of the risks associated with purchasing and selling futures contracts and options, see "Futures and options." The SAI also contains additional information concerning a fund's use of foreign currency exchange transactions.

Futures and options

Futures and options on futures. To the extent described above, each fund may buy and sell stock index futures contracts ("index futures"). An "index future" is a contract to buy or sell units of a particular stock index at an agreed price on a specified future date. Depending on the change in value of the index between the time a fund enters into and terminates an index futures transaction, the fund realizes a gain or loss. A fund may also, to the extent consistent with its investment objectives and policies, buy and sell call and put options on index futures or stock indexes. A fund may engage in index futures and options transactions for hedging purposes and for nonhedging purposes, such as to adjust its exposure to relevant markets or as a substitute for direct investment. In addition, if a fund's investment policies permit it to invest in foreign securities, such fund may invest in futures and options on foreign securities, for hedging purposes and for nonhedging purposes.
The use of index futures and related options involves certain special risks. Futures and options transactions involve costs and may result in losses.

To the extent described above, each fund may also buy and sell futures contracts and related options with respect to U.S. government securities and options directly on U.S. government securities. Putnam Management believes that, under certain market conditions, price movements in U.S. government securities futures and related options may correlate closely with securities in which such funds may invest and may, as a result, provide hedging opportunities for the funds. Such funds may engage in U.S. government securities futures and related options transactions for hedging purposes and for nonhedging purposes, such as to substitute for direct investment or to manage their effective duration. Duration is a commonly used measure of the longevity of debt instruments.

Options. As described above, certain of the funds may, to the extent consistent with their investment objectives and policies, seek to increase current return by writing covered call and put options on securities such funds own or in which they may invest. A fund receives a premium from writing a call or put option, which increases the return if the option expires unexercised or is closed out at a net profit.

When a fund writes a call option, it gives up the opportunity to profit from any increase in the price of a security above the exercise price of the option; when it writes a put option, it takes the risk that it will be required to purchase a security from the option holder at a price above the current market price of the security. A fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

A fund may also, to the extent consistent with its investment objectives and policies, buy and sell put and call options, including combinations of put and call options on the same underlying security. The use of these strategies may be limited by applicable law.

Risks related to options and futures strategies

Options and futures transactions involve costs and may result in losses. The effective use of options and futures strategies depends on a fund's ability to terminate its options and futures positions at times when Putnam Management deems it desirable to do so. Although a fund will enter into an option or futures contract position only if Putnam Management believes that a liquid secondary market exists for such option or futures contract, there is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price. Options on certain U.S. government securities are traded in significant volume on securities exchanges. However, other options which a fund may purchase or sell are traded in the "over-the-counter" market rather than on an exchange. This means that a fund will enter into such option contracts with particular securities dealers who make markets in these options. A fund's ability to terminate options positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the fund. Certain provisions of the Internal Revenue Code and certain regulatory requirements may limit the use of index futures and options transactions.

The use of options and futures strategies also involves the risk of imperfect correlation among movements in the values of the securities, currencies or indexes underlying the futures and options purchased and sold by a fund, of the option or futures contract itself, and of the securities or currencies which are the subject of a hedge. The successful use of these strategies further depends on the ability of Putnam Management to forecast interest rates and market movements correctly.

A more detailed explanation of futures and options transactions, including the risks associated with them, is included in the SAI.

Lower-rated and other fixed-income securities

As described above, certain of the funds may invest in lower-rated fixed-income securities (commonly known as "junk bonds"). Differing yields on fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower rating categories of a nationally recognized rating agency (below Baa or BBB) or from unrated securities of comparable quality. Securities rated below Baa or BBB are considered to be of poor standing and predominantly speculative. The rating services' descriptions of securities in the lower rating categories, including their speculative characteristics, are set forth in the Appendix to this prospectus.

Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. Although Putnam Management considers security ratings when making investment decisions, it performs its own investment analysis and does not rely principally on the ratings assigned by the rating services. Putnam Management's analysis may include consideration of the issuer's experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. It also considers relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earning prospects.

At times, a substantial portion of fund assets may be invested in securities of which the fund, by itself or together with other funds and accounts managed by Putnam Management and its affiliates, holds all or a major portion. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, it may be more difficult to sell these securities when Putnam Management believes it advisable to do so, or a fund may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a fund's net asset value.

In order to enforce its rights in the event of a default of these securities, a fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on the securities. This could increase fund operating expenses and adversely affect the fund's net asset value.

The values of fixed-income securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of fund assets. Conversely, during periods of rising interest rates, the value of fund assets will generally decline. The magnitude of these fluctuations generally is greater for securities with longer maturities. However, the yields on such securities are also generally higher. In addition, the values of fixed-income securities are affected by changes in general economic and business conditions affecting the specific industries of their issuers.

Changes by nationally recognized securities rating agencies in their ratings of a fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect a fund's net asset value.

Investors should carefully consider their ability to assume the risks of owning shares of a mutual fund which invests in lower-rated securities before allocating a portion of their insurance investment to a fund that invests in such securities.

The lower ratings of certain securities held by a fund reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal.

The inability (or perceived inability) of issuers to make timely payments of interest and principal would likely make the values of securities held by a fund more volatile and could limit the fund's ability to sell its securities at prices approximating the values placed on such securities. In the absence of a liquid trading market for its portfolio securities, a fund at times may be unable to establish the fair value of such securities.

The rating assigned to a security by a nationally recognized securities rating agency, such as Moody's or S&P does not reflect an assessment of the volatility of the security's market value or of the liquidity of an investment in the security.

Putnam Management seeks to minimize the risks of investing in lower-rated securities through careful investment analysis. When a fund invests in securities in the lower rating categories, the achievement of the fund's goals is more dependent on Putnam Management's ability than would be the case if the fund were investing in securities in the higher rating categories.

A fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Putnam Management will monitor the investment to determine whether continued investment in the security will assist in meeting a fund's investment objective.

Certain securities held by a fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by a fund during a time of declining interest rates, the fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

A fund at times may invest in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount and pay interest only at maturity rather than at intervals during the life of the security. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Both zero-coupon bonds and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds that pay interest in cash currently. The values of zero-coupon bonds and payment-in-kind bonds are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest in cash currently.

Even though such bonds do not pay current interest in cash, a fund is nonetheless required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, a fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Certain investment grade securities in which a fund may invest share some of the risk factors discussed above with respect to lower-rated securities.

For additional information regarding the risks associated with investing in securities in the lower rating categories, see the SAI.

Each fund (other than Putnam VT Money Market Fund) may invest up to 15% of its assets in illiquid securities. Putnam Management believes that opportunities to earn high yields may exist from time to time in securities which are illiquid and which may be considered speculative. The sale of these securities is usually restricted under federal securities laws. As a result of illiquidity, the fund may not be able to sell these securities when Putnam Management considers it desirable to do so or may have to sell them at less than fair market value.

Mortgage-backed and asset-backed securities

As described above, certain of the funds may invest in asset-backed and mortgage-backed securities, including CMOs and certain stripped mortgage-backed securities. CMOs and other mortgage-backed securities represent participations in, or are secured by, mortgage loans and include:

-    Certain securities issued or guaranteed by the U.S.
     government or one of its agencies or instrumentalities;

- Securities issued by private issuers that represent an interest in or are secured by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and

- Securities issued by private issuers that represent an interest in or are secured by mortgage loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement.

Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. A fund may invest in both the interest-only or "IO" class and the principal-only or "PO" class.

Each fund may also invest in asset-backed securities. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

Mortgage-backed and asset-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed and asset-backed securities include both interest and a partial payment of principal. Besides the scheduled repayment of principal, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans or other assets.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a fund.

Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed and asset-backed securities in which a fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause the fund to experience a loss equal to any unamortized premium.

CMOs are issued with a number of classes or series that have different maturities and that may represent interests in some or all of the interest or principal on the underlying collateral. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a fund.

The yield to maturity on an IO or PO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on a fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IOs experience greater than anticipated prepayments of principal, a fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.

In either event, the secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a fund's ability to buy or sell those securities at any particular time.

Securities loans, repurchase agreements and forward commitments. A fund may lend portfolio securities amounting to not more than 25% of its assets to broker-dealers and may enter into repurchase agreements on up to 25% of its assets. These transactions must be fully collateralized at all times. A fund (other than Putnam VT Money Market Fund) may also purchase securities for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. These transactions involve some risk if the other party should default on its obligation and a fund is delayed or prevented from recovering the collateral or completing the transaction.

Derivatives

Certain of the instruments in which each fund (except Putnam VT Money Market Fund) may invest, such as futures contracts, options, forward contracts and CMOs, are considered to be "derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security or an index. Further information about these instruments and the risks involved in their use is included elsewhere in this prospectus and in the SAI.

HOW PERFORMANCE IS SHOWN

Fund advertisements may, from time to time, include performance information. For funds other than Putnam VT Money Market Fund, "yield" for each class is calculated by dividing the annualized net investment income per share during a recent 30-day period by the maximum public offering price per share on the last day of that period.

For purposes of calculating yield, net investment income is calculated in accordance with SEC regulations and may differ from net investment income as determined for tax purposes. SEC regulations require that net investment income be calculated on a "yield-to-maturity" basis, which has the effect of amortizing any premiums or discounts in the current market value of fixed-income securities. The current dividend rate is based on net investment income as determined for tax purposes, which may not reflect amortization in the same manner. See "Common investment policies and techniques -- Investments in premium securities." For Putnam VT Money Market Fund, "yield" for each class represents an annualization of the change in value of an investment (excluding any capital changes) in the fund for a specific seven-day period; "effective yield" for each class compounds that yield for a year and is, for that reason, greater than the fund's yield.

"Total return" for the one-, five- and ten-year periods (or for the life of a class, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in a fund. Total return may also be presented for other periods. To the extent that there is a difference between the total return and yield quoted for Putnam VT Money Market Fund, yield will more closely effect the current earnings of the fund.

All data are based on past investment results and do not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, portfolio composition, fund operating expenses and the class of shares the investor purchases. Investment performance also often reflects the risks associated with a fund's investment objective or objectives and policies. These factors should be considered when comparing a fund's investment results with those of other mutual funds and other investment vehicles.

Performance information presented for the funds should not be compared directly with performance information of other insurance products without taking into account insurance-related charges and expenses payable with respect to these insurance products. Insurance related charges and expenses are not reflected in the funds' performance information. As a result of such insurance-related charges and expenses, an investor's return under the insurance product would be lower.

For performance information through the funds' most recent fiscal year, see "Investment Performance of the Trust" in the SAI.

HOW THE TRUST IS MANAGED

The Trustees are responsible for generally overseeing the conduct of Trust business. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for the Trust and makes investment decisions on its behalf. Subject to the control of the Trustees, Putnam Management also manages the Trust's other affairs and business.

The Trust pays Putnam Management a quarterly fee for these services based on average net assets. See the SAI.

Putnam Management's Global Asset Allocation Committee has primary responsibility for the day-to-day management of Putnam VT Global
Asset Allocation Fund.

The following officers of Putnam Management have had primary responsibility for the day-to-day management of the indicated funds' portfolios since the years stated below:

                                  Business experience
Fund name              Year       (at least 5 years)
---------------------  -------    -------------------------
Putnam VT Asia Pacific
 Growth Fund

David K. Thomas        1995       Employed as an investment
Senior Vice President             professional by Putnam
                                  Management since 1987.

Paul Warren            1997       Employed as an investment
Senior Vice President             professional by Putnam
                                  Management since 1997.  Prior
                                  to May, 1997, Mr. Warren was a
                                  Director at IDS Fund
                                  Management.  Prior to August,
                                  1994, Mr. Warren was a
                                  Director at Pilgrim Baxter
                                  Associates and prior to March,
                                  1994, Mr. Warren was a
                                  Director at Prudential Asia.

Putnam VT Diversified
  Income Fund

William Kohli          1994       Employed as an investment
Managing Director                 professional by Putnam
                                  Management since 1994.  Prior
                                  to September, 1994, Mr. Kohli
                                  was Executive Vice President,
                                  and Co-Director of Global Bond
                                  Management and, prior to
                                  October, 1993, Mr. Kohli was
                                  Senior Portfolio Manager at
                                  Franklin Advisors/Templeton
                                  Investment Counsel.

Jennifer E. Leichter   1993       Employed as an investment
Managing Director                 professional by Putnam
                                  Management since 1987.

Michael Martino        1994       Employed as an investment
Managing Director                 professional by Putnam
                                  Management since 1994.  Prior
                                  to January, 1994, Mr. Martino
                                  was employed by Back Bay
                                  Advisors in the positions of
                                  Executive Vice President and
                                  Chief Investment Officer.

Gail S. Attridge       1997       Employed as an investment
Senior Vice President             professional by Putnam
                                  Management since November,
                                  1993.  Prior to November,
                                  1993, Ms. Attridge was an
                                  Analyst at Keystone Custody
                                  International.

Robert M. Paine        1998       Employed as an investment
Senior Vice President             professional by Putnam
                                  Management since 1987.

Putnam VT The George
 Putnam Fund of Boston

Edward P. Bousa                   Employed as an investment
Senior Vice President  1998       professional by Putnam
                                  Management since 1992.

Putnam VT Global
 Growth Fund

Anthony W. Regan       1996       Employed as an investment
Senior Managing Director          professional by Putnam
                                  Management since 1987.

Michael K. Arends      1997       Employed as an investment
Senior Vice President             professional by Putnam
                                  Management since November,
                                  1997.  Prior to 1997, Mr.
                                  Arends was employed by Phoenix
                                  Duff & Phelps as a Managing
                                  Director, Equities.  Prior to
                                  August, 1994, Mr. Arends was
                                  employed as a Portfolio
                                  Manager with Kemper Financial
                                  Services.


Ami T. Kuan Danoff     1996       Employed as an investment
Senior Vice President             professional by Putnam
                                  Management since 1993.  Prior
                                  to April, 1993, Ms. Danoff
                                  attended the MIT Sloan School
                                  of Management.


Kelly A. Morgan        1997       Employed as an investment
Senior Vice President             professional by Putnam
                                  Management since 1996.  Prior
                                  to December, 1996, Ms. Morgan
                                  was a Senior Vice President at
                                  Alliance Capital Management
                                  L.P.

Robert Swift           1996       Employed as an investment
Senior Vice President             professional by Putnam
                                  Management since 1995.  Prior
                                  to August, 1995, Mr. Swift was
                                  Director and Senior Portfolio
                                  Manager at IAI
                                  International/Hill Samuel
                                  Investment Advisors.

Putnam VT Growth and
 Income Fund

Anthony I. Kreisel     1993       Employed as an investment
Managing Director                 professional by Putnam
                                  Management since 1986.

David L. King          1993       Employed as an investment
Managing Director                 professional by Putnam
                                  Management since 1983.

Sheldon N. Simon       1997       Employed as an investment
Senior Vice President             professional by Putnam
                                  Management since 1984.

Putnam VT Health Sciences
 Fund



Richard B. England     1998       Employed as an investment
Senior Vice President             professional by Putnam
                                  Management since 1992.

David G. Carlson       1998       Employed as an investment
Senior Vice President             professional by Putnam
                                  Management since December
                                  1992.


Putnam VT High
 Yield Fund

Rosemary H. Thomsen    1997       Employed as an investment
Senior Vice President             professional by Putnam
                                  Management since 1986.

Putnam VT International
 Growth Fund

Justin M. Scott        1996       Employed as an investment
Managing Director                 professional by Putnam
                                  Management since 1988.

Omid Kamshad           1996       Employed as an investment
Managing Director                 professional by Putnam
                                  Management since 1996.  Prior
                                  to January, 1996, Mr. Kamshad
                                  was Director of Investments at
                                  Lombard Odier International
                                  and prior to April, 1995, he
                                  was Director at Baring Asset
                                  Management Company.

Putnam VT International
 Growth and Income Fund

Justin M. Scott        1996       Employed as an investment
Managing Director                 professional by Putnam
                                  Management since 1988.

Putnam VT International
 New Opportunities Fund

Robert Swift           1996       Employed as an investment
Senior Vice President             professional by Putnam
                                  Management since 1995.  Prior
                                  to August, 1995, Mr. Swift was
                                  Director and Senior Portfolio
                                  Manager at IAI
                                  International/Hill Samuel
                                  Investment Advisors.

J. Peter Grant         1996       Employed as an investment
Senior Vice President             professional by Putnam
                                  Management since 1973.

Ami T. Kuan Danoff     1996       Employed as an investment
Senior Vice President             professional by Putnam
                                  Management since 1993.  Prior
                                  to April, 1993, Ms. Danoff
                                  attended the MIT Sloan School
                                  of Management.



   Stephen Oler        1998       Employed as an investment
Senior Vice President             professional by Putnam
                                  Management since 1997. Prior
                                  to June, 1997, Mr. Oler was a
                                  Vice President at Templeton
                                  Investments, and prior to
                                  March, 1996 was a Senior Vice
                                  President at Baring Asset
                                  Management Co.

Deborah S. Farrell     1998       Employed as an investment
Senior Vice President             professional by Putnam
                                  Management since 1997. Prior
                                  to May, 1997, Ms. Farrell was
                                  a Portfolio Manager at
                                  Emerging Markets Investors
                                  Corporation, and prior to May,
                                  1994, Ms. Farrell was Division
                                  Manager, Asian Capital
                                  Markets, at International
                                  Finance Corporation.

Putnam VT Investors
 Fund

C. Beth Cotner         1998       Employed as an investment
Senior Vice President             professional by Putnam
                                  Management since 1995.  Prior
                                  to September, 1995, Ms. Cotner
                                  was Executive Vice President
                                  of Kemper Financial Services.

Richard England        1998       Employed as an investment
Senior Vice President             professional by Putnam
                                  Management since 1992.  Prior
                                  to December, 1992, Mr. England
                                  was an investment Officer at
                                  Aetna Equity Investors.

Manuel H. Weiss        1998       Employed as an investment
Senior Vice President             professional by Putnam
                                  Management since 1987.

Putnam VT Money
 Market Fund

Joanne Driscoll        1997       Employed as an investment
Vice President                    professional by Putnam
                                  Management since 1995.  Prior
                                  to April, 1995, Ms. Driscoll
                                  was a Graduate Teaching
                                  Assistant in the Finance
                                  Department at Northeastern
                                  University and prior to
                                  September, 1994, Ms. Driscoll
                                  was a Financial Associate at
                                  Bank of Boston.  Prior to
                                  June, 1993, Ms. Driscoll was
                                  an Investment Associate at Bay
                                  Banks Investment Management.

Putnam VT New
 Opportunities Fund

Carol C. McMullen      1996       Employed as an investment
Managing Director                 professional by Putnam
                                  Management since 1995.  Prior
                                  to June, 1995, Ms. McMullen
                                  was Senior Vice President of
                                  Baring Asset Management.

Daniel L. Miller       1994       Employed as an investment
Managing Director                 professional by Putnam
                                  Management since 1983.


Putnam VT New Value Fund

David L. King          1996       Employed as an investment
Managing Director                 professional by Putnam
                                  Management since 1983.

Putnam VT OTC & Emerging
 Growth Fund

Steven L. Kirson       1998       Employed as an investment
Senior Vice President             professional by Putnam
                                  Management since 1989.

Michael J. Mufson      1998       Employed as an investment
Senior Vice President             professional by Putnam
                                  Management since 1993.  Prior
                                  to June, 1993, Mr. Mufson was
                                  Senior Equity Analyst at Stein
                                  Roe & Farnham.

Putnam VT U.S.
 Government and High
 Quality Bond Fund

Michael Martino        1998       Employed as an investment
Managing Director                 professional by Putnam
                                  Management since 1994.  Prior
                                  to January, 1994, Mr. Martino
                                  was employed by Back Bay
                                  Advisors in the positions of
                                  Executive Vice President and
                                  Chief Investment Officer.

Putnam VT Utilities
 Growth and Income Fund

   Jeanne L. Mockard   1998       Employed as an investment
Senior Vice President             professional by Putnam
                                      Management since
   1990    .

Christopher A. Ray     1995       Employed as an investment
Senior Vice President             professional by Putnam
                                  Management since 1992.  Prior
                                  to December, 1992, Mr. Ray was
                                  Vice President and Portfolio
                                  Manager at Scudder, Stevens &
                                  Clark, Inc.

Putnam VT Vista Fund

Eric Wetlaufer         1997       Employed as an investment
Managing Director                 professional by Putnam
                                  Management since 1997.  Prior
                                  to November, 1997, Mr.
                                  Wetlaufer was employed as a
                                  Managing Director and
                                  Portfolio Manager at Cadence
                                  Capital Management.

David J. Santos        1996       Employed as an investment
Vice President                    professional by Putnam
                                  Management since 1986.

Anthony C. Santosus    1996       Employed as an investment
Senior Vice President             professional by Putnam
                                  Management since 1985.

Putnam VT Voyager Fund


Robert R. Beck         1995       Employed as an investment
Senior Vice President             professional by Putnam
                                  Management since 1989.

Roland W. Gillis       1995       Employed as an investment
Managing Director                 professional by Putnam
                                  Management since 1995.  Prior
                                  to March, 1995, Mr. Gillis was
                                  Senior Vice President at
                                  Keystone Custodian Funds, Inc.

Michael P. Stack       1997       Employed as an investment
Senior Vice President             professional by Putnam
                                  Management since 1997.  Prior
                                  to November, 1997, Mr. Stack
                                  was employed as a Senior Vice
                                  President and Portfolio
                                  Manager at Independence
                                  Investment Associates, Inc.

Charles H. Swanberg    1994       Employed as an investment
Senior Vice President             professional by Putnam
                                  Management since 1984.

The Trust, on behalf of the funds, pays all expenses not assumed by Putnam Management, including Trustees' fees and auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust also reimburses Putnam Management for the compensation and related expenses of certain officers of the Trust and their staff who provide administrative services. The total reimbursement is determined annually by the Trustees. Expenses of the Trust directly charged or attributable to a fund will be paid from the assets of that fund. General expenses of the Trust will be allocated among and charged to the assets of the funds on a basis that the Trustees deem fair and equitable, which may be based on the nature of the services performed and their relative applicability to, or the relative assets of, the funds.

Putnam Management places all orders for purchases and sales of the securities of each fund. In selecting broker-dealers, Putnam Management may consider research and brokerage services furnished to it and its affiliates. Subject to seeking the most favorable price and execution available, Putnam Management may consider, if permitted by law, sales of shares of the other Putnam funds as a factor in the selection of broker-dealers.

Expense Limitations. In order to limit the expenses of Putnam VT The George Putnam Fund of Boston, Putnam VT Health Sciences Fund, Putnam VT International Growth Fund, Putnam VT International Growth and Income Fund, Putnam VT International New Opportunities Fund, Putnam VT Investors Fund, Putnam VT New Value Fund, Putnam VT OTC & Emerging Growth Fund and Putnam VT Vista Fund during their start-up periods, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses of the funds) through December 31, 1998, to the extent that expenses of the funds (exclusive of brokerage, interest, taxes, deferred organizational and extraordinary expenses, and payments under the funds' distribution plan with respect to class IB shares) would exceed the annual rate of 0.85%, 0.90%, 1.20%, 1.20%, 1.60%, 0.85%, 1.10%, 0.90% and 1.05%, respectively, of the fund's average net assets.

For the purpose of determining any such limitation on Putnam
Management's compensation, expenses of the funds will not reflect the application of commissions or cash management credits that may reduce designated fund expenses.

With Trustee approval, any expense limitation may be terminated earlier, in which event shareholders would be notified and this prospectus would be revised.

The following table summarizes total expenses for class IB shares, including management fees but excluding any separate-account related charges and expenses of the funds. The table is based on information for class IA shares for the year ended December 31, 1997, and has been restated to reflect the 12b-1 fees assessed on class IB shares. For funds that have been in operation for less than a full year, total expenses and management fees are based on estimated expenses for the first full fiscal year as a percentage of each fund's average net assets:


                          Total     Management 12b-1     Other
                          Expenses     Fees     Fees   Expenses

Putnam VT Asia
  Pacific Growth Fund        1.22%      0.80%     0.15%   0.27%
Putnam VT Diversified
  Income Fund                0.95%      0.69%     0.15%   0.11%
Putnam VT The George Putnam
  Fund of Boston*            1.00%      0.49%     0.15%   0.36%
Putnam VT Global
  Asset Allocation Fund      0.92%      0.66%     0.15%   0.11%
Putnam VT Global
  Growth Fund                0.90%      0.60%     0.15%   0.15%
Putnam VT Growth and
   Income Fund               0.66%      0.47%     0.15%   0.04%
Putnam VT Health Sciences
 Fund*                       1.05%      0.56%     0.15%   0.34%
Putnam VT High Yield Fund    0.87%      0.66%     0.15%   0.06%
Putnam VT International
  Growth Fund*               1.35%      0.73%     0.15%   0.47%
Putnam VT International
  Growth and Income Fund     1.27%      0.80%     0.15%   0.32%
Putnam VT International
  New Opportunities Fund*    1.75%      0.92%     0.15%   0.68%
Putnam VT Investors Fund*    1.00%      0.52%     0.15%   0.33%
Putnam VT Money Market Fund  0.69%      0.45%     0.15%   0.09%
Putnam VT New
  Opportunities Fund         0.78%      0.58%     0.15%   0.05%
Putnam VT New Value Fund     1.00%      0.70%     0.15%   0.15%
Putnam VT OTC & Emerging
 Growth Fund*                1.05%      0.56%     0.15%   0.34%
Putnam VT U.S. Government
  and High Quality Bond Fund 0.84%      0.61%     0.15%   0.08%
Putnam VT Utilities Growth
  and Income Fund            0.89%      0.67%     0.15%   0.07%
Putnam VT Vista Fund         1.02%      0.65%     0.15%   0.22%
Putnam VT Voyager Fund       0.74%      0.54%     0.15%   0.05%
* The management fees and "Other expenses" shown in the table reflect an expense limitation. In the absence of an expense limitation, management fees, "Other expenses" and total fund operating expenses would have been:

                            Total      Management   12b-1       Other
                            Expenses   Fees         Fees        Expenses

Putnam VT The George
 Putnam Fund of Boston+     1.16%      0.65%        0.15%       0.36%
Putnam VT Health Sciences
 Fund+                      1.19%      0.70%        0.15%       0.34%
Putnam VT International
 Growth Fund                1.42%      0.80%        0.15%       0.47%
Putnam VT International New
  Opportunities Fund        2.03%      1.20%        0.15%       0.68%
Putnam VT Investors Fund+   1.13%      0.65%        0.15%       0.33%
Putnam VT OTC & Emerging
 Growth Fund+               1.19%      0.70%        0.15%       0.34%

+ Estimated management fees, "Other expenses" and total fund operating expenses.

In accordance with SEC policy, the expenses shown in    these tables     do
not reflect the application of credits related to brokerage service and expense offset arrangements that reduce certain fund expenses.


ORGANIZATION AND HISTORY

Putnam Variable Trust is a Massachusetts business trust organized on September 24, 1987. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts. Prior to January 1, 1997, the Trust was known as Putnam Capital Manager Trust.

The Trust is an open-end management investment company with an unlimited number of authorized shares of beneficial interest. Shares of the Trust may, without shareholder approval, be divided into two or more series of shares representing separate investment portfolios, and are currently divided into twenty series of shares, each representing a separate investment portfolio which is being offered through separate accounts of various insurance companies. Each portfolio is a diversified investment company, except for Putnam VT Health Sciences Fund and Putnam VT Utilities Growth and Income Fund, both of which are non-diversified investment companies.

Prior to January 1, 1997, Putnam VT Asia Pacific Growth Fund was known as PCM Asia Pacific Growth Fund, Putnam VT Diversified Income Fund was known as PCM Diversified Income Fund, Putnam VT Global Asset Allocation Fund was known as PCM Global Asset Allocation Fund, Putnam VT Global Growth Fund was known as PCM Global Growth Fund, Putnam VT Growth and Income Fund was known as PCM Growth and Income Fund, Putnam VT High Yield Fund was known as PCM High Yield Fund, Putnam VT Money Market Fund was known as PCM Money Market Fund, Putnam VT New Opportunities Fund was known as PCM New Opportunities Fund, Putnam VT U.S. Government and High
Quality    Bond     Fund was known as PCM U.S. Government and
High Quality    Bond     Fund, Putnam VT Utilities Growth and
Income Fund was known as PCM Utilities Growth and Income Fund, and Putnam VT Voyager Fund was known as PCM Voyager Fund. Until September 1, 1993, Putnam VT Global Asset Allocation Fund was known as PCM Multi-Strategy Fund.

Any series of shares of the Trust may be further divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees may determine. Shares of each series are currently divided into two classes: class IA shares are offered pursuant to another prospectus at net asset value and are not subject to fees imposed pursuant to a distribution plan. Class IB shares are offered pursuant to this prospectus at net asset value and are subject to fees imposed pursuant to a distribution plan (the "Distribution Plan") adopted under Rule 12b-1 under the 1940 Act. Only class IB shares are offered by this prospectus. The funds may also offer other classes of shares with different sales charges and expenses. Because of these different sales charges and expenses, the investment performance of the classes will vary.


The two classes of shares are offered under a multiple class distribution system approved by the Trust's Trustees, and are designed to allow promotion of insurance products investing in the Trust through alternative distribution channels. The insurance company issuing a variable contract selects the class of shares in which the separate account funding the contract invests.

Each share has one vote, with fractional shares voting proportionately. Shares vote as a single class without regard to series or classes of shares except (i) when required by the 1940 Act, or when the Trustees have determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class, and (ii) when the Trustees have determined that the matter affects only the interests of one or more series or classes, only the shareholders of such series or class shall be entitled to vote. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the portfolio were liquidated, would receive the net assets of the portfolio. The Trust may suspend the sale of shares of any portfolio at any time and may refuse any order to purchase shares. Although the Trust is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

Shares of the funds may only be purchased by an insurance company separate account. For matters requiring shareholder approval, you may be able to instruct the insurance company separate account how to vote the fund shares attributable to your contract or policy. See the Voting Rights section of your insurance product prospectus.

The Trust's Trustees: George Putnam,* Chairman. President of the Putnam funds. Chairman and Director of Putnam Management and Putnam Mutual Funds. Director, Marsh & McLennan Companies, Inc.; William F. Pounds, Vice Chairman. Professor of Management, Alfred P. Sloan School of Management, Massachusetts Institute of Technology; Jameson Adkins Baxter, President, Baxter Associates, Inc.; Hans H. Estin, Vice Chairman, North American Management Corp.; John A. Hill, Chairman and Managing Director, First Reserve Corporation; Ronald J. Jackson, Former Chairman, President and Chief Executive Officer of Fisher-Price, Inc., Trustee of Salem Hospital and the Peabody Essex Museum; Paul L. Joskow,* Professor of Economics and Management, Massachusetts Institute of Technology, Director, New England Electric System, State Farm Indemnity Company and Whitehead Institute for Biomedical Research; Elizabeth T. Kennan, President Emeritus and Professor, Mount Holyoke College; Lawrence J. Lasser,* Vice President of the Putnam funds. President, Chief Executive Officer and Director of Putnam Investments, Inc. and Putnam Management. Director, Marsh & McLennan Companies, Inc.; John H. Mullin, III, Chairman and CEO of Ridgeway Farm, Director of ACX
Technologies, Inc., Alex   .     Brown Realty, Inc., and The
Liberty Corporation; Robert E. Patterson, President and Trustee of Cabot Industrial Trust and Trustee of the SEA Education Association; Donald S. Perkins,* Director of various corporations, including Cummins Engine Company, Inc., Lucent
Technologies Inc., Nanophase Technologies, Inc.,    and
Springs Industries, Inc.        ; George Putnam, III,* President,
New Generation Research, Inc.; A.J.C. Smith,* Chairman and Chief Executive Officer, Marsh & McLennan Companies, Inc.; W. Thomas Stephens, President and Chief Executive Officer, MacMillan Bloedel Ltd. Director of Qwest Communications and New Century Energies; and W. Nicholas Thorndike, Director of various corporations and charitable organizations, including Data General Corporation, Bradley Real Estate, Inc. and Providence Journal Co. Also, Trustee of Cabot Industrial Trust, Massachusetts General Hospital and Eastern Utilities Associates. The Trust's Trustees are also Trustees of the other Putnam funds. Those marked with an asterisk (*) are or may be deemed to be "interested persons" of the Trust, Putnam Management or Putnam Mutual Funds.

About Your Investment

SALES AND REDEMPTIONS

The Trust has an underwriting agreement relating to the funds with Putnam Mutual Funds, One Post Office Square, Boston, Massachusetts 02109. Putnam Mutual Funds presently offers shares of each fund of the Trust continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Mutual Funds accepts orders for shares at net asset value and no sales commission or load is charged. Putnam Mutual Funds may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order, except that, in the case of Putnam VT Money Market Fund, purchases will not be effected until the next determination of net asset value after federal funds have been made available to the Trust. Orders for purchases or sales of shares of a fund must be received by Putnam Mutual Funds before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

Please check with your insurance company to determine the funds available under your variable annuity contract or variable life insurance policy. Certain funds may not be available in your state due to various insurance regulations. Inclusion in this prospectus of a fund that is not available in your state is not to be considered a solicitation. This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

Each fund currently does not foresee any disadvantages to policyowners arising out of the fact that each fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more funds and shares of another fund may be substituted. This might force a fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of any fund to any separate account or may suspend or terminate the offering of shares of any fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund.

Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

DISTRIBUTION PLAN

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Mutual Funds for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plans provide for payments by each fund to Putnam Mutual Funds at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.15% of average net assets.

Putnam Mutual Funds compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Mutual Funds makes quarterly payments to dealers at the annual rate of up to 0.15% of the average net asset value of class IB shares.

Putnam Mutual Funds may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Mutual Funds, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

HOW A FUND VALUES ITS SHARES

The Trust calculates the net asset value of a share of each fund by dividing the total value of its assets, less liabilities, by the number of its shares outstanding. Shares are valued as of the close of regular trading on the New York Stock Exchange each day the Exchange is open.

Except for securities held by Putnam VT Money Market Fund, portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees. The Trust values the portfolio investments of Putnam VT Money Market Fund at amortized cost pursuant to Rule 2a-7 under the 1940 Act.

HOW    A     FUND MAKES DISTRIBUTIONS TO SHAREHOLDERS; TAX
INFORMATION

Putnam VT Money Market Fund will declare a dividend of its net investment income daily and distribute such dividend monthly. Each month's distributions will be paid on the first business day of the next month. Since the net income of Putnam VT Money Market Fund is declared as a dividend each time it is determined, the net asset value per share of the fund remains at $1.00 immediately after each determination and dividend declaration. Each of the other funds will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of such funds unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date, except that with respect to Putnam VT Money Market Fund, distributions are reinvested using the net asset value determined on the day following the distribution payment date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Each fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

Internal Revenue Service regulations applicable to variable annuity and variable life insurance separate accounts generally require that portfolios that serve as the funding vehicles solely for such separate accounts invest no more than 55% of the value of their assets in one investment, 70% in two investments, 80% in three investments and 90% in four investments. Alternatively, a portfolio will be treated as meeting these requirements for any quarter of its taxable year if, as of the close of such quarter, the portfolio meets the diversification requirements applicable to regulated investment companies (see "Taxes" in the SAI) and no more than 55% of the value of its total assets consists of cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies. Each of the funds intends to comply with these requirements.

Fund investments in foreign securities may be subject to withholding taxes at the source on dividend or interest payments.
In that case, a fund's yield on those securities would be decreased.

Fund transactions in foreign currencies and hedging activities will likely produce a difference between book income and taxable income. This difference may cause a portion of a fund's income distributions to constitute a return of capital for tax purposes or require a fund to make distributions exceeding book income to qualify as a regulated investment company for tax purposes.

Investment in an entity that qualifies as a "passive foreign investment company" under the Internal Revenue Code could subject a fund to a U.S. federal income tax or other charge on certain "excess distributions" with respect to the investment, and on the proceeds from disposition of the investment.

FINANCIAL INFORMATION

It is expected that owners of the variable annuity contracts and variable life insurance policies who have contract or policy values allocated to the funds will receive an unaudited semi-annual financial statement and an audited annual financial statement for such funds. These reports show the investments owned by each fund and provide other relevant information about the fund.

About Putnam Investments, Inc.

Putnam Management has been managing mutual funds since 1937. Putnam Mutual Funds is the principal underwriter of the Trust and of other Putnam funds. Putnam Fiduciary Trust Company is the custodian of the Trust. Putnam Investor Services, a division of Putnam Fiduciary Trust Company, is the investor servicing and transfer agent for the Trust.

Putnam Management, Putnam Mutual Funds and Putnam Fiduciary Trust Company are located at One Post Office Square, Boston, Massachusetts 02109 and are subsidiaries of Putnam Investments, Inc., which is owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

APPENDIX

SECURITIES RATINGS

The following rating services describe rated securities as follows:

Moody's Investors Service, Inc.

Bonds

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking, or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever earning any real investment standing.

Notes

MIG 1/VMIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Commercial paper

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by the following characteristics:

-- Leading market positions in well established industries.
-- High rates of return on funds employed.
-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.
-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
-- Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor's

Bonds

AAA -- An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA -- An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A -- An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB -- An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB -- An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B -- An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity
to meet its financial commitment on the obligations.   Adverse
business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC -- An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to met its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC -- An obligation rated CC is currently highly vulnerable to nonpayment.

C -- The C rating may be used to cover a situation where a bankruptcy petition has been filed, or similar action has been taken, but payments on this obligation are being continued.

D -- An obligation rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition, or the taking of a similar action if payments on an obligation are jeopardized.

Notes

SP-1 -- Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

SP-2 -- Satisfactory capacity to pay principal and interest.

SP-3 -- Speculative capacity to pay principal and interest.

Commercial paper

A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated `A-1'.

A-3 -- Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Duff & Phelps Corporation

Long-Term Debt

AAA -- Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA- -- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A- -- Protection factors are average but adequate.
However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, BBB- -- Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB, BB- -- Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B- -- Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC -- Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD -- Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

Fitch Investors Service, Inc.

AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate.
Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB -- Bonds considered to be speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B -- Bonds are considered highly speculative. Bonds in this class are lightly protected as to the obligor's ability to pay interest over the life of the issue and repay principal when due.

CCC -- Bonds have certain characteristics which, with passing of time, could lead to the possibility of default on either principal or interest payments.

CC -- Bonds are minimally protected. Default in payment of interest and/or principal seems probable.

C -- Bonds are in actual or imminent default in payment of interest or principal.

DDD -- Bonds are in default and in arrears in interest and/or principal payments. Such bonds are extremely speculative and should be valued only on the basis of their value in liquidation or reorganization of the obligor.

Putnam Variable Trust                      PUTNAM VARIABLE TRUST

One Post Office Square
Boston, MA 02109

FUND INFORMATION:
Investment Manager

Putnam Investment Management, Inc.
One Post Office Square                     PROSPECTUS
Boston, MA 02109                           APRIL 30, 1998   , as
   revised  July 2, 1998
Marketing Services

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

Investor Servicing Agent

Putnam Investor Services
Mailing address:
P.O. Box 41203
Providence, RI 02940-1203

Custodian

Putnam Fiduciary Trust Company
One Post Office Square
Boston, MA 02109

Legal Counsel

Ropes & Gray
One International Place
Boston, MA 02110

Independent Accountants

Price Waterhouse LLP
160 Federal Street
Boston, MA 02110

PUTNAMINVESTMENTS
       P.O. Box 989
    Boston, Massachusetts    02103
    Toll-free 1-800-   225-1581
    www.putnaminv.com